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                                                                  Exhibit 10.307

                           PURCHASE AND SALE AGREEMENT
                          (SAFEWAY PLAZA AT MARYSVILLE)

          THIS PURCHASE AND SALE AGREEMENT (this "AGREEMENT") is made by and between ITW MORTGAGE INVESTMENTS III, INC., a Delaware corporation ("SELLER"), and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation ("PURCHASER").

          In consideration of the mutual covenants and representations herein contained, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

                                       1.
                                PURCHASE AND SALE

     1.1 PURCHASE AND SALE. Subject to the terms and conditions of this Agreement, Seller hereby agrees to sell and convey to Purchaser, and Purchaser hereby agrees to purchase from Seller, all of the Seller's assignable and transferable right, title and interest in and to the following described property (herein collectively called the "PROPERTY"):

               (a) LAND. That certain tract of land (the "LAND") located in the City of Marysville, Snohomish County, Washington, being more particularly described on EXHIBIT A attached hereto and made a part hereof.

               (b) EASEMENTS. All easements, if any, benefiting the Land or the Improvements (as defined in SECTION 1.1(d) of this Agreement).

               (c) RIGHTS AND APPURTENANCES. All rights and appurtenances pertaining to the Land, including any right, title and interest of Seller in and to adjacent streets, alleys or rights-of-way.

               (d) IMPROVEMENTS. All improvements and related amenities known as "Safeway Plaza at Marysville" (the "IMPROVEMENTS") in and on the Land, and having an address of 1218 State Avenue, Marysville, Washington.

               (e) LEASES. All leases (the "LEASES") of space in the Property, concession leases, and all tenant security deposits held by Seller on the Closing Date (as defined in SECTION 6.1 of this Agreement).

               (f) TANGIBLE PERSONAL PROPERTY. All appliances, fixtures, equipment, machinery, furniture, carpet, drapes and other personal property, if any, owned by Seller and located on or about the Land and the Improvements (the "TANGIBLE PERSONAL PROPERTY").

               (g) CONTRACTS. To the extent assignable without the consent of third parties, the Contracts (as defined in SECTION 4.1(c) of this Agreement).

               (h) INTANGIBLE PROPERTY. To the extent assignable without the consent of third parties, all intangible property (the "INTANGIBLE PROPERTY"), if any, owned by Seller and pertaining to the Land, the Improvements, or the Tangible Personal Property including, without limitation, all

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     logos, designs, trade names, if any, owned and used by Seller in connection with the ownership and operation of the Property or any part thereof, together with the goodwill of the business appurtenant thereto, including, without limitation, the name "Safeway Plaza at Marysville", and any other name or names by which the Property is commonly known, transferable utility contracts, transferable telephone exchange numbers, plans and specifications, engineering plans and studies, floor plans and landscape plans.

               (i) LICENSES. To the extent assignable without the consent of third parties, all licenses, franchises, certifications, authorizations, approvals and permits, if any, issued or approved by any governmental authority and relating to Seller's operation, ownership and maintenance of the Property or any part thereof ("LICENSES").

     1.2 INDEPENDENT CONSIDERATION. Upon execution of this Agreement, Purchaser has delivered to Seller, and Seller acknowledges receipt of, FIFTY AND NO/100 DOLLARS ($50.00) (the "INDEPENDENT CONSIDERATION"), as consideration for Purchaser's right to purchase the Property and for Seller's execution, delivery and performance of this Agreement. The Independent Consideration is in addition to and independent of any other consideration or payment provided for in this Agreement, is non-refundable and shall be retained by Seller notwithstanding any other provision of this Agreement.

                                       2.
                                 PURCHASE PRICE

     2.1 PURCHASE PRICE. The purchase price (the "PURCHASE PRICE") for the Property shall be TWENTY-TWO MILLION SIXTEEN THOUSAND AND NO/100 DOLLARS ($22,016,000.00) and shall be paid in cash by Purchaser to Seller at the Closing (as defined in SECTION 6.1 of this Agreement) by wire transfer in accordance with wire transfer instructions to be provided by Seller.

                                       3.
                                 EARNEST MONEY

     3.1 EARNEST MONEY. Purchaser shall deliver to the Title Company (as defined in SECTION 6.1 of this Agreement) within two (2) business days after the date a fully-executed copy of this Agreement is delivered to the Title Company by Seller, by wire transfer in accordance with wire transfer instructions provided by the Title Company, the amount of TWO HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($250,000.00) (which amount, together with all interest accrued thereon, if any, is herein called the "EARNEST MONEY") to be invested by the Title Company in an interest-bearing account if and in such manner as Purchaser shall direct. Seller shall have the option of terminating this Agreement if the full amount of Earnest Money is not delivered to the Title Company as prescribed in this SECTION 3.1. Title Company shall deliver written acknowledgment to Purchaser and Seller that the executed copy of this Agreement and the Earnest Money have been received by and are being held by the Title Company pursuant to the terms of this Agreement. If the sale of the Property is consummated under this Agreement, the Earnest Money shall be paid to Seller and applied to the payment of the Purchase Price at Closing. If Purchaser terminates this Agreement in accordance with any right to terminate granted to Purchaser by the terms of this Agreement, the Earnest Money shall be returned to Purchaser, and no party hereto shall have any further obligations under this Agreement except for such obligations which by their terms expressly survive the termination of this Agreement (the "SURVIVING OBLIGATIONS"). Purchaser agrees to deliver to Seller copies of all Reports (as defined in SECTION 4.2 of this Agreement) at the time the notice to terminate this Agreement is given. The obligations to deliver the Reports shall survive the termination of this Agreement.

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                                       4.
                              CONDITIONS TO CLOSING

     4.1 SELLER'S OBLIGATIONS. Seller shall deliver to Purchaser, within ten (10) days after the Effective Date (as defined in SECTION 10.13 of this Agreement) hereof, the following:

               (a) TITLE COMMITMENT. Commitment for Owner's Policy of Tide Insurance (the "TITLE COMMITMENT") with respect to the Property, issued by the Title Company, and legible copies of any restrictive covenants, easements, and other items listed as title exceptions therein, in the full amount of the Purchase Price, covering title to the Land and Improvements on or after the date hereof, showing Seller as owner of the Land and Improvements in fee simple.

               (b) SURVEY. Seller shall deliver to Purchaser Seller's existing survey of the Property dated July 2, 2001, prepared by William A. Hickok of Bush, Roed & Hitchings, Inc., Job No. 2000021.04 (the "SURVEY"). Purchaser, at Purchaser's sole cost and expense, shall update the Survey (and have it re-certified to include Seller, Purchaser, and Purchaser's lender, if any, and such other parties as Purchaser shall designate) and deliver a copy of such updated Survey to Seller and Title Company on or before five (5) business days prior to the expiration of the Approval Period (as defined in SECTION 4.1.1 of this Agreement).

               (c) CONTRACTS. Copies of all contracts pertaining to the Property, and not cancelable on thirty (30) days notice without penalty or premium (the "CONTRACTS"), including, but not limited to, service contracts, equipment leases and maintenance contracts, to the extent in the possession of GE Capital Realty Group, Inc. ("GECRG").

               (d) RENT ROLL. A rent roll describing all Leases of space in the Improvements as of the last month GECRG has received such information from the property manager of the Property.

  Seller's failure to deliver to Purchaser items (a) through (d) above within ten (10) days after the Effective Date shall not result in the extension of the Approval Period, and Purchaser's sole remedy therefor shall be Purchaser's right to terminate this Agreement by delivering written notice thereof to Seller within twenty (20) days after the Effective Date hereof and receive a return of the Earnest Money, in which event neither party shall have any obligation hereunder except for the Surviving Obligations.

               4.1.1. PURCHASER'S SATISFACTION. During the period commencing on the Effective Date and ending on June 3, 2004 (the "APPROVAL PERIOD"), the following matters shall be conditions precedent to Purchaser's obligations under this Agreement:

                      (a) Purchaser's being satisfied in Purchaser's sole discretion that the Property is suitable for Purchaser's intended uses; and

                      (b) Purchaser's being satisfied, in Purchaser's sole discretion, with the items listed above in SECTION 4.1(a) through
        SECTION 4.1(d) above, including the information reflected therein.

  If Purchaser is not satisfied in its sole discretion as to the suitability of the Property for Purchaser's intended uses or any of the items listed above in
  SECTION 4.1(a) through SECTION 4.1(d) above, Purchaser may give notice thereof to Seller on or before the expiration of the Approval Period, whereupon this Agreement shall terminate, and upon such termination, Purchaser shall be entitled to

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  the return of the Earnest Money, and neither party shall have any further obligation hereunder except for the Surviving Obligations. If Purchaser fails to give notice to Seller on or before the expiration of the Approval Period that Purchaser is not satisfied with the suitability of the Property or any of the items listed in SECTION 4.1(a) through SECTION 4.1(d) above, Purchaser shall be deemed to be satisfied with such matters and the conditions precedent in this SECTION 4.1.1 shall be deemed to be satisfied.

               4.1.2  TITLE COMMITMENT AND SURVEY.

               (a) In the event (i) the Survey (including any update of the Survey) shows any easement, right-of-way, encroachment, conflict, protrusion or other matter affecting the Property that is unacceptable to Purchaser, or (ii) any exceptions appear in the Title Commitment that are unacceptable to Purchaser, Purchaser shall, within ten (10) days after receipt of the Survey, the Title Commitment and copies of all documents referred to as exceptions in the Title Commitment, notify Seller in writing of such facts and the reasons therefor ("PURCHASER'S OBJECTIONS"). Upon the expiration of said ten (10) day period, except for Purchaser's Objections if same are timely raised, Purchaser shall be deemed to have accepted the form and substance of the Survey, all matters shown thereon, all exceptions to the Title Commitment and other items shown thereon. If Purchaser shall deliver Purchaser's Objections as aforesaid, Seller shall, within five (5) days after receipt of the same, notify Purchaser in writing whether Seller intends to attempt to either (a) cause any of Purchaser's Objections to be removed, (b) have the Title Company issue a title endorsement insuring against damage and loss caused by any of Purchaser's Objections (which endorsement shall be subject to the review and approval of Purchaser), or
     (c) take no further action regarding such Purchaser's Objections in which event, subject to the immediately following sentence, such Purchaser's Objections shall become a Permitted Encumbrances (as defined below). If Seller elects, or is deemed to have elected, item (c) above with respect to any or all of Purchaser's Objections, or if Seller is unable to remove Purchaser's Objection or cause Title Company to issue an endorsement notwithstanding Seller's agreement to attempt to cure such objection, then Purchaser shall have the right, by delivering notice to Seller within the earlier to occur of (i) the Closing, or (ii) ten (10) days after Seller delivers (or is deemed to have delivered) written notice to Purchaser that Seller intends to take no further action with respect to Purchaser's Objections, to either (i) terminate this Agreement, in which event the Earnest Money shall be immediately returned to Purchaser and neither party shall have any obligations hereunder other than the Surviving Obligations, or (ii) waive its objection and accept title to the Property subject to such Purchaser's Objection(s). Seller's failure to notify Purchaser within the aforementioned five (5) day period of which foregoing course of action Seller elects to take with respect to Purchaser's Objections shall be deemed to be Seller's election of item (c) above. Except as set forth below in SECTION 4.1.3 of this Agreement, Seller shall have no obligations to take any steps or bring any action or proceeding or otherwise to incur any effort or expense whatsoever to eliminate or modify any of the Purchaser's Objections.

               (b)    The term "PERMITTED ENCUMBRANCES" as used herein includes:
     (i) any easement, right of way, encroachment, conflict, discrepancy, overlapping of improvements, protrusion, lien, encumbrance, restriction, condition, covenant, exception or other matter with respect to the Property that is reflected or addressed on the Survey or the Title Commitment to which Purchaser fails to timely object pursuant to Section 4.1.2(a) of this Agreement; (ii) any Purchaser's Objection that remains uncured, for whatever reason, at the earlier to occur of (A) Closing hereunder or (B) ten (10) days after Seller notifies Purchaser that Seller is unwilling or unable to cure or modify Purchaser's Objections to the reasonable satisfaction of Purchaser; and (iii) the rights and interests of parties claiming under the Leases described on the rent roll

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     delivered to Purchaser pursuant to SECTION 4.1(d) and new leases executed after the Effective Date pursuant to SECTION 9.1(b) of this Agreement.

               4.1.3 LIMITATIONS OF SELLER'S OBLIGATIONS. Notwithstanding anything contained herein to the contrary, Seller shall have no obligation to take any steps, bring any action or proceeding or incur any effort or expense whatsoever to eliminate, modify or cure any objection Purchaser may have pursuant to SECTION 4.1.1, SECTION 4.1.2 or SECTION 4.2, except Seller at its sole cost and expense on or before the Closing, shall remove of record (or bond around in a manner reasonably satisfactory to Title Company) (a) any mortgage, deed of trust, assignment of leases and rents (or the equivalent), or financing statement executed by Seller, (b) any mechanic's lien for work contracted for by Seller, and (c) any judgment against Seller for sum certain, U.S. tax lien or real property tax lien (except for any taxes not yet delinquent) of record affecting Seller's interest in the Land, which neither arises from nor was caused by any work, services or labor performed by, or any materials furnished to, or any other act or omission of, Purchaser or any of Purchaser's representatives, the cost of which removal (as it applies only to the matters described in (b) and (c) above) shall not in the aggregate exceed $15,000.

     4.2 INSPECTION. At all times after the date of this Agreement, Purchaser (and its consultants, contractors, attorneys, advisers, employees, directors, officers, lenders and prospective lenders, appraisers, agents and representatives (collectively, the "PURCHASER PARTIES")) shall have the right (subject to applicable laws, recorded restrictions and the rights of tenants under the Leases and except as except as expressly provided herein) to enter upon the Property from time to time to perform and conduct any and all tests, inspections, reviews, analyses, studies and appraisals relating to the Property as Purchaser deems necessary or appropriate in connection with its potential acquisition of the Property. Purchaser shall have the right to interview the tenants of the Property only in the event Seller's Agent (as defined in SECTION
10.2 of this Agreement) is also present at such interview and Purchaser gives Seller at least forty-eight (48) hours prior written notice of such interview. Notwithstanding the foregoing, Purchaser must obtain Seller's prior written approval of the scope and method of any environmental testing or investigation (other than a non-intrusive Phase I environmental inspection) and any inspection which would materially alter the physical condition of the Property, prior to Purchaser's commencement of such inspections or testing. In any event, Seller and its representatives, agents, and/or contractors shall have the right to be present during any such testing, investigation, or inspection. If any test, inspection, review or analysis conducted by Purchaser reveals any fact or condition unacceptable to Purchaser, in its sole and absolute discretion, Purchaser shall notify Seller in writing prior to the expiration of the Approval Period of such unacceptable fact or condition and Seller shall have the right (without any obligation to do so) to elect to correct same by the Closing Date, by so notifying Purchaser of such election within two (2) days following Purchaser's notification. If Seller elects to correct such unacceptable fact or condition by the Closing Date, or elects but then fails to correct such unacceptable fact or condition by the Closing Date, Purchaser may terminate this Agreement in which event the Earnest Money will be returned to Purchaser, and neither party shall have any further right or obligation hereunder other than the Surviving Obligations. If Purchaser does not give such notification to Seller in writing prior to the expiration of the Approval Period, the said inspection of the Property shall be deemed satisfactory to Purchaser and Purchaser shall be deemed to have agreed to assume all obligations from and after the date of Closing with respect to the Leases and the Contracts. All information provided by Seller to Purchaser or obtained by Purchaser from third parties relating to the Property in the course of Purchaser's review, including, without limitation, any environmental assessment or audit (collectively, the "REPORTS") shall be treated as confidential information by Purchaser and Purchaser shall instruct all of its employees, agents, representatives and contractors as to the confidentiality of all such information. Purchaser shall restore the Property to its condition existing immediately prior to Purchaser's physical inspection thereof, and Purchaser shall be liable for all damage or injury to any person or property resulting from, relating to or arising out of any such physical inspection, whether occasioned by the acts

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of Purchaser or any of its employees, agents, representatives or contractors, and Purchaser shall indemnify and hold harmless Seller and its agents, employees, officers, directors, affiliates and asset managers from any liability resulting therefrom. This indemnification by Purchaser shall survive the Closing or the termination of this Agreement, as applicable.

     4.3 PURCHASER'S REPRESENTATIONS AND WARRANTIES. Purchaser represents and warrants to Seller that (a) Purchaser is a corporation, duly organized and in good standing under the laws of the State of Illinois and has the power to enter into this Agreement and to execute and deliver this Agreement and to perform all duties and obligations imposed upon it hereunder, and Purchaser has obtained all necessary partnership and corporate authorizations required in connection with the execution, delivery and performance contemplated by this Agreement and has obtained the consent of all entities and parties necessary to bind Purchaser to this Agreement, and (b) neither the execution nor the delivery of this Agreement, nor the consummation of the purchase and sale contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement conflict with or will result in the breach of any of the terms, conditions, or provisions of any agreement or instrument to which Purchaser, or any partner or related entity or affiliate of Purchaser, is a party or by which Purchaser, any partner or related entity or affiliate of Purchaser, or any of Purchaser's assets is bound, and (c) neither Purchaser nor any partner, related entity or affiliate of Purchaser is in any way affiliated with Seller, GE Capital Realty Group, Inc., General Electric Capital Corporation, General Electric Realty Advisors, Inc., General Electric Company or any affiliate of General Electric Company, and (d) that, with respect to each source of funds to be used by it to purchase the Property (respectively, the "SOURCE"), at least one of the following statements shall be accurate as of the Closing Date: (i) the Source does not include the assets of (A) an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to Title I of ERISA, or (B) a "plan" as defined in Section 4975(a) of the Internal Revenue Code of 1986, as amended ("CODE"), or (ii) the Source includes the assets of (A) an "employee benefit plan" as defined in Section 3(3) of ERISA or (B) a "plan" as defined in Section 4975 of the Code (each of which has been identified to the Seller in writing pursuant to this SECTION 4.3 at least ten (10) business days prior to the Closing Date), but the use of such Source to purchase the Property will not result in a nonexempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code. Purchaser further represents, warrants and covenants to Seller as follows:

               4.3.1 COMPLIANCE WITH INTERNATIONAL TRADE CONTROL LAWS AND OFAC REGULATIONS.

               (a) Purchaser is not now nor shall it be at any time until Closing an individual, corporation, partnership, joint venture, association, joint stock company, trust, trustee, estate, limited liability company, unincorporated organization, real estate investment trust, government or any agency or political subdivision thereof, or any other form of entity (collectively, a "Person") with whom a United States citizen, entity organized under the laws of the United States or its territories or entity having its principal place of business within the United States or any of its territories (collectively, a "U.S. PERSON"), is prohibited from transacting business of the type contemplated by this Agreement, whether such prohibition arises under United States law, regulation, executive orders and lists published by the Office of Foreign Assets Control, Department of the Treasury ("OFAC") (including those executive orders and lists published by OFAC with respect to Persons that have been designated by executive order or by the sanction regulations of OFAC as Persons with whom U.S. Persons may not transact business or must limit their interactions to types approved by OFAC ["SPECIALLY DESIGNATED NATIONALS AND BLOCKED PERSONS"]) or otherwise,

               (b) Neither Purchaser nor any Person who owns a direct interest in Purchaser (collectively, a "PURCHASER PARTY") is now nor shall be at any time until Closing a Person with

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          whom a U.S. Person, including a United States Financial Institution as defined in 31 U.S.C. 5312, as periodically amended ("FINANCIAL INSTITUTION"), is prohibited from transacting business of the type contemplated by this Agreement, whether such prohibition arises under United States law, regulation, executive orders and lists published by the OFAC (including those executive orders and lists published by OFAC with respect to Specially Designated Nationals and Blocked Persons) or otherwise.

               4.3.2  PURCHASER'S FUNDS.

               (a) Purchaser has taken, and shall continue to take until Closing, such measures as are required by law to assure that the funds used to pay to Seller the Purchase Price are derived (i) from transactions that do not violate United States law nor, to the extent such funds originate outside the United States, do not violate the laws of the jurisdiction in which they originated; and (ii) from permissible sources under United States law and to the extent such funds originate outside the United States, under the laws of the jurisdiction in which they originated.

               (b) To the best of Purchaser's knowledge after making due inquiry, neither Purchaser nor any Purchaser Party, nor any Person providing funds to Purchaser (i) is under investigation by any governmental authority for, or has been charged with, or convicted of, money laundering, drug trafficking, terrorist related activities, any crimes which in the United States would be predicate crimes to money laundering, or any violation of any Anti Money Laundering Laws; (ii) has been assessed civil or criminal penalties under any Anti-Money Laundering Laws (as defined herein); or (iii) has had any of its funds seized or forfeited in any action under any Anti Money Laundering Laws. For purposes of this SUBSECTION (b), the term "ANTI-MONEY LAUNDERING LAWS" shall mean laws, regulations and sanctions, state and federal, criminal and civil, that (1) limit the use of and/or seek the forfeiture of proceeds from illegal transactions; (2) limit commercial transactions with designated countries or individuals believed to be terrorists, narcotics dealers or otherwise engaged in activities contrary to the interests of the United States; (3) require identification and documentation of the parties with whom a Financial Institution conducts business; or (4) are designed to disrupt the flow of funds to terrorist organizations. Such laws, regulations and sanctions shall be deemed to include the USA PATRIOT Act of 2001, Pub.
          L. No. 107-56 (the "PATRIOT ACT"), the Bank Secrecy Act, 31 U.S.C,
          Section 5311 et. seq., the Trading with the Enemy Act, 50 U.S.C, App.
          Section 1 et. seq., the International Emergency Economic Powers Act, 50 U.S.C. Section 1701 et. seq., and the sanction regulations promulgated pursuant thereto by the OFAC, as well as laws relating to prevention and detection of money laundering in 18 U.S.C. Sections 1956 and 1957.

               4.3.3 PURCHASER COMPLIANCE WITH PATRIOT ACT. Purchaser is in compliance with any and all applicable provisions of the Patriot Act.

               4.3.4 COOPERATION WITH SELLER. After the Closing Date, Purchaser agrees to cooperate with Seller, and to cause each Purchaser Party to cooperate with Seller, in providing such additional information and documentation on Purchaser's and each Purchaser Party's legal or beneficial ownership, policies, procedures and sources of funds as Seller deems necessary or prudent to enable Seller to comply with Anti Money Laundering Laws as now in existence or hereafter amended.

            The Purchaser's representations and warranties set forth in this
       SECTION 4.3 shall survive the Closing or termination of this Agreement. Purchaser's representations and warranties contained herein must be true and correct through the Closing Date, and Purchaser's failure to notify Seller prior to the Closing Date of any inaccuracies shall be a default by Purchaser under this Agreement.

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     4.4       SELLER'S AFFIRMATIVE COVENANTS. Seller covenants to Purchaser that:

               4.4.1 Seller, at Seller's sole cost and expense, shall maintain or cause to be maintained the Property in substantially its condition as of the Effective Date, ordinary wear and tear and casualty and condemnation excepted.

               4.4.2 From the Effective Date to the Closing Date or earlier termination of this Agreement, Seller shall maintain or cause to be maintained in full force and effect its existing or comparable insurance upon and in respect to the Property.

               4.4.3 From the Effective Date to the Closing Date or earlier termination of this Agreement, Seller shall operate and manage the Property in the same manner as it has been operated and managed heretofore.

     4.5 SELLER'S REPRESENTATIONS AND WARRANTIES AND INDEMNIFICATION. Seller hereby represents and warrants to Purchaser on and as of the Effective Date and on and as of the Closing Date as follows:

               4.5.1 To Seller's knowledge (as defined in SECTION 4.6 of this Agreement), except for Seller and the tenants under the Leases, there are no persons in possession or occupancy of the Property or any part thereof, nor, to Seller's knowledge, are there any persons who have any possessory rights in respect to the Property or any part thereof. To Seller's knowledge, no person or party has or has been granted any right or option to purchase or acquire the Property or any portion thereof, except as disclosed in the public records or in the tenant estoppels or in the Leases.

               4.5.2 Seller has full capacity, right, power and authority to execute, deliver and perform this Agreement and all documents to be executed by Seller pursuant hereto, and all required action and approvals therefore have been duly taken and obtained. The individuals signing this Agreement and all other documents executed or to be executed pursuant hereto on behalf of Seller are and shall be duly authorized to sign the same on Seller's behalf and to bind Seller thereto. The transaction contemplated hereby will not result in a breach of or constitute a default or permit acceleration of maturity under any indenture, mortgage, deed of trust, loan agreement or other agreement to which Seller or the Property is subject or by which Seller or the Property is bound. Neither the entering into of this Agreement nor the conveyance of the Property by Seller will constitute or result in a violation or breach by Seller of any judgment, order, writ, injunction or decree issued against or imposed upon it, or will result in a violation by Seller of any applicable law, order, rule or regulation of any governmental authority. To Seller's knowledge, there is no action, suit, litigation, proceeding or investigation pending in any court or before or by any federal, district, county, or municipal department, commission, board, bureau, agency or other governmental instrumentality, against Seller or the Property or to Seller's knowledge, threatened against Seller or the Property which (a) would prevent the conveyance of the Property by Seller, (b) would become a cloud on the title to the Property or any portion thereof or which questions the validity or enforceability of this Agreement or any action taken by Seller pursuant to this Agreement, or (c) materially and adversely affects the Property. To Seller's knowledge, no approval, consent, order or authorization of, or designation, registration or filing (other than for recording purposes) with any governmental authority is required in connection with the due and valid execution and delivery of this Agreement by Seller or Seller's performance under this Agreement. No bankruptcy, insolvency, rearrangement or similar actions or proceedings, whether voluntary or involuntary, are pending or threatened against Seller, nor has Seller any intention of filing or commencing any such action or proceeding, and Seller has not made a general assignment for the benefit of creditors.

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               4.5.3  To Seller's knowledge, there are no claims, causes of action or other litigation or proceedings pending or, to Seller's knowledge, threatened in respect to the ownership or operation of the Property or any part thereof (including, without limitation, disputes with tenants, mortgagees, governmental authorities, utilities, contractors, adjoining land owners and suppliers of goods or services) which would have a material, adverse effect on Seller's ability to consummate the transactions contemplated by this Agreement.

               4.5.4 To Seller's knowledge, Seller has not received any written notice from a governmental authority of any violations of applicable law in respect to the Property which have not been corrected.

               4.5.5 To Seller's knowledge, there is no existing, pending or contemplated, threatened or anticipated (i) condemnation of any part of the Property, (ii) widening, change of grade or limitation on use of streets abutting the Property, (iii) special tax or assessment to be levied against the Property, (iv) change in the zoning classification of the Property, or (v) change in the tax assessment of the Property.

               4.5.6 To Seller's knowledge, there are no employment, employee benefit or collective bargaining contracts affecting the Property, including, without limitation, pension or profit sharing plans, agreements or trusts and medical, dental, hospital, life or other insurance plans.

     4.6 KNOWLEDGE. As used herein, the term "to Seller's knowledge" shall mean only the current actual knowledge without inquiry" (as defined below) of the following designee of Seller and GECRG: Mike Malloy. As used herein, the term "current actual knowledge without inquiry" shall mean only the actual, current and not constructive, imputed or implied knowledge of such designee without having made a review of the files or other inquiry. Anything herein to the contrary notwithstanding, such designee shall not have any personal liability or obligation whatsoever with respect to any of the matters set forth in this Agreement or any of the Seller's representation herein being or becoming untrue, inaccurate or incomplete in any respect. Notwithstanding anything to the contrary contained herein, Purchaser and any of its successor and assigns, shall be, and hereby are deemed to have knowledge (whether actual, constructive or imputed), of all matters and information set forth in the Reports and/or discovered by Purchaser as part of Purchaser's due diligence of the Property pursuant to this Agreement.

     4.7 SURVIVAL; LIABILITY. Any and all of the representations and warranties of Seller as contained in this Agreement shall be true as of the Effective Date and the Closing Date and shall merge with the Deed and shall be void and of no further force or effect whatsoever from and after six (6) months from the Closing Date. Consequently, Purchaser stipulates and agrees that from and after such six (6) month period, it is entitled to and agrees to claim no damages of any kind with respect to any alleged breach and/or violation of any of such representations and/or warranties of Seller. Furthermore,

               (a) if Purchaser becomes aware prior to Closing of any inaccuracy of any of Seller's representations or warranties as set forth herein, Purchaser shall give Seller written notice of any such inaccuracy, and during the fifteen (15) day period after such notice, Seller shall have the right, but not the obligation, to cure any such inaccuracy to the satisfaction of Purchaser, and the Closing Date shall be extended for such period. In the event Purchaser becomes aware of any inaccuracy of any of Seller's representations and warranties prior to Closing and (a) Purchaser fails to give Seller notice thereof as required hereby or (b) following notice thereof, Seller fails or is unable to cure any such inaccuracy to the reasonable satisfaction of Purchaser, Purchaser's sole remedy for any such inaccuracy shall be to terminate this Agreement by delivering written notice of such termination to Seller on or before the Closing Date, in which event the Earnest Money

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     will be returned to Purchaser and neither party shall have any obligation hereunder, except the Surviving Obligations.

               (b) if Purchaser becomes aware after Closing of any breach and/or violation of any of Seller's representations and/or warranties set forth herein, and Purchaser timely commences any action(s) to enforce any alleged breach and/or violation of any of the representations and/or warranties of Seller as set forth in this Agreement, then Purchaser's sole remedy shall be to seek recovery of its actual damages (but not special, consequential, speculative, punitive or other damages) and the amount of such damages, in the aggregate (with respect to any and all such breaches and/or violations) shall not exceed FIFTY THOUSAND AND NO/100 DOLLARS ($50,000.00), which such sum shall include all of Purchaser's attorneys' fees, costs, expert witness fees and court costs.

     4.8 TENANT ESTOPPEL CERTIFICATES. Seller agrees to submit or cause its property manager to submit within ten (10) days after the Effective Date hereof to each tenant or lessee under a Lease a request for such tenant or lessee to execute and deliver a tenant estoppel certificate to Purchaser with respect to its Lease in the form attached hereto as EXHIBIT D. It shall be a condition precedent to Purchaser's Closing obligations that Purchaser receive, not less than ten (10) days prior to the Closing Date, tenant estoppel certificates from (i) Safeway and Party City (collectively, the "MAJOR TENANTS"), plus (ii) such number of other tenants which, together with the Major Tenants, collectively occupy at least eighty-five percent (85%) of the leased square footage at the Property (collectively, the "REQUIRED TENANT ESTOPPELS") on the form of the estoppel certificates attached as EXHIBIT D or on the form required by the applicable lease agreement or on the form promulgated by the tenant. If Purchaser does not receive the Required Tenant Estoppels as of the Closing Date, Seller may extend the Closing Date up to fifteen (15) days to allow Seller to obtain the Required Tenant Estoppels. If Purchaser does not receive the Required Tenant Estoppels on or before the expiration of such fifteen (15) day period, if applicable, Purchaser may either (i) terminate this Agreement in writing delivered to Seller on or before the Closing Date, as extended by Seller if applicable, in which event the Earnest Money shall be returned to Purchaser and neither party shall have any further obligations hereunder other than the Surviving Obligations, or (ii) waive the foregoing condition precedent and proceed to Closing. A Required Tenant Estoppel will not be deemed acceptable hereunder for purposes of satisfying the condition specified herein if (i) it discloses a default by Seller or sets forth material adverse matters which are in direct conflict with the applicable Lease and rent roll delivered to Purchaser pursuant to SECTION 4.1(d) of this Agreement (not including minor square footage discrepancies or commencement date discrepancies for leases that have commenced), and (ii) the same is objected to by Purchaser in writing within the sooner to occur of the Closing Date or five (5) days after Purchaser's receipt thereof, and (iii) such matters so objected to are not cured or satisfied by Seller on or before the Closing Date. Notwithstanding anything to the contrary contained herein, Seller hereby discloses to Purchaser that Play-It-Again Sports is delinquent in its payment of rent for approximately six
(6) months, and such delinquency is approximately in the amount of $33,324.72. In connection therewith, Purchaser shall not have the right to object to any tenant estoppel certificate for Play-It-Again Sports that discloses such rent delinquency. If Purchaser shall not have terminated this Agreement under this
SECTION 4.8 prior to the Closing Date, as may have been extended pursuant hereto, Purchaser shall be deemed for all purposes to be satisfied with the responses to Seller's requests for tenant estoppel certificates and the form and substance of each tenant estoppel certificate and shall have no further right to terminate this Agreement based on the response or lack thereof with respect to the tenant estoppel certificates. Notwithstanding anything to the contrary contained herein, Seller agrees to submit or cause its property manager to submit within ten (10) days after the Effective Date hereof to each guarantor under a Lease a request for such guarantor to execute and deliver a guarantor estoppel certificate to Purchaser with respect to the Lease in the form attached hereto as EXHIBIT D-1. Seller shall have no obligation or responsibility with respect to any guarantor estoppel certificate other

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than to submit or cause to be submitted such certificate to such guarantor and request the execution and return thereof.

     4.9 DEFECTIVE CONDITION EXTENSION; TERMINATION. The obligations of Seller hereunder are subject to and contingent upon the following:

               In the event that subsequent to the execution of this Agreement Seller obtains knowledge of, or Purchaser's inspection of the Property reveals, the presence of any Hazardous Materials (as defined in SECTION 5.2 of this Agreement) or the violation or potential violation of any Environmental Requirements (as defined in SECTION 5.3 of this Agreement) (a "DEFECTIVE CONDITION"), which Seller, in its sole judgment, determines could constitute a potential liability to Seller after the Closing or should be remedied prior to the sale of the Property, Seller shall have the right upon written notice to Purchaser on or before the scheduled Closing Date to terminate this Agreement upon written notice to Purchaser, in which event the Earnest Money shall be refunded to Purchaser and neither party shall have any further right or obligation hereunder other than the Surviving Obligations. The terms of this SECTION 4.9 are solely for the benefit of Seller and Purchaser shall have no additional right or remedy hereunder as a result of the exercise by Seller of its rights under this
     SECTION 4.9.

     4.10 HOLDBACK ESCROW AGREEMENT. In the event that a new lease with Citifinancial for certain space at the Property (the "PREMISES") is not executed by Seller and Citifinancial on or before the Closing Date, then, at Closing, Purchaser shall hold back from the Purchase Price an amount equal to $47,625-00, which is comprised of (i) annual base rent of $17.50 per square foot of the Premises over a twelve (12) month period; (ii) annual triple net charges of $4.25 per square foot of the Premises over a twelve (12) month period; and (iii) $ 10.00 per square foot of the Premises for tenant improvement costs and leasing commissions associated with executing a new lease with Tenant or replacement tenant (collectively, the "HOLDBACK"). The Holdback shall be held by Title Company and shall be disbursed to Purchaser and/or Seller strictly in accordance with the terms and conditions of the Holdback Escrow Agreement attached hereto as EXHIBIT H (the "HOLDBACK ESCROW AGREEMENT"). In no event shall the term of the Holdback Escrow Agreement extend beyond twelve (12) months following Closing. It shall be a condition precedent to Seller's Closing obligations that Purchaser execute the Holdback Escrow Agreement on or before Closing, if applicable.

                                       5.
                   NO REPRESENTATIONS OR WARRANTIES BY SELLER;
                             ACCEPTANCE OF PROPERTY

     5.1 DISCLAIMER. EXCEPT AS EXPRESSLY SET FORTH HEREIN, PURCHASER ACKNOWLEDGES AND AGREES THAT SELLER HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES (OTHER THAN THE SPECIAL WARRANTY OF TITLE AS SET OUT IN THE DEED, AS DEFINED BELOW), PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY, (B) THE INCOME TO BE DERIVED FROM THE PROPERTY, (C) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH PURCHASER OR ANY TENANT MAY CONDUCT THEREON, (D) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR

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BODY, (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR
FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY, (F) THE MANNER OR QUALITY OF THE CONSTRUCTION OR MATERIALS, IF ANY, INCORPORATED INTO THE PROPERTY, (G) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PROPERTY, OR (H) COMPLIANCE WITH ANY ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS, INCLUDING THE EXISTENCE IN OR ON THE PROPERTY OF HAZARDOUS MATERIALS (AS DEFINED BELOW) OR (I) ANY OTHER MATTER WITH RESPECT TO THE PROPERTY. ADDITIONALLY, EXCEPT AS EXPRESSLY SET FORTH HEREIN, NO PERSON ACTING ON BEHALF OF SELLER IS AUTHORIZED TO MAKE, AND BY EXECUTION HEREOF OF PURCHASER ACKNOWLEDGES THAT NO PERSON HAS MADE, ANY REPRESENTATION, AGREEMENT, STATEMENT, WARRANTY, GUARANTY OR PROMISE REGARDING THE PROPERTY OR THE TRANSACTION CONTEMPLATED HEREIN; AND NO SUCH REPRESENTATION, WARRANTY, AGREEMENT, GUARANTY, STATEMENT OR PROMISE IF ANY, MADE BY ANY PERSON ACTING ON BEHALF OF SELLER SHALL BE VALID OR BINDING UPON SELLER UNLESS EXPRESSLY SET FORTH HEREIN. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT HAVING BEEN GIVEN THE OPPORTUNITY TO INSPECT THE PROPERTY, PURCHASER IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE PROPERTY AND ON THE EXPRESS REPRESENTATIONS CONTAINED HEREIN AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY SELLER AND AGREES TO ACCEPT THE PROPERTY AT THE CLOSING AND WAIVE ALL OBJECTIONS OR CLAIMS AGAINST SELLER (INCLUDING, BUT NOT LIMITED TO, ANY RIGHT OR CLAIM OF CONTRIBUTION) ARISING FROM OR RELATED TO THE PROPERTY OR TO ANY HAZARDOUS MATERIALS ON THE PROPERTY. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION PROVIDED OR TO BE PROVIDED WITH RESPECT TO THE PROPERTY WAS OBTAINED FROM A VARIETY OF SOURCES AND EXCEPT FOR SUCH INFORMATION WHICH IS "CERTIFIED" BY SELLER, THAT SELLER HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND MAKES NO REPRESENTATIONS AS TO THE ACCURACY, TRUTHFULNESS OR COMPLETENESS OF SUCH INFORMATION. UNLESS EXPRESSLY STATED HEREIN, SELLER IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENT, REPRESENTATION OR INFORMATION PERTAINING TO THE PROPERTY, OR THE OPERATION THEREOF, FURNISHED BY ANY REAL ESTATE BROKER, CONTRACTOR, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, EXCEPT AS EXPRESSLY PROVIDED HEREIN, THE SALE OF THE PROPERTY AS PROVIDED FOR HEREIN IS MADE ON AN "AS IS" CONDITION AND BASIS WITH ALL FAULTS. IT IS UNDERSTOOD AND AGREED THAT THE PURCHASE PRICE HAS BEEN ADJUSTED BY PRIOR NEGOTIATION TO REFLECT THAT ALL OF THE PROPERTY IS SOLD BY SELLER AND PURCHASED BY PURCHASER SUBJECT TO THE FOREGOING. THE PROVISIONS OF THIS SECTION 5 SHALL SURVIVE THE CLOSING OR ANY TERMINATION HEREOF.

     5.2 HAZARDOUS MATERIALS. "Hazardous Materials" shall mean any substance which is or contains (i) any "hazardous substance" as now or hereafter defined in Section 101(14) of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601 ET SEQ.) ("CERCLA") or any regulations promulgated under CERCLA; (ii) any "hazardous waste" as now or hereafter defined in the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 ET SEQ.) ("RCRA") or regulations promulgated under RCRA; (iii) any substance regulated by the Toxic Substances Control Act (15 U.S.C. Section 2601 ET SEQ.); (iv) gasoline, diesel fuel, or other petroleum hydrocarbons; (v) asbestos and asbestos containing materials, in any form, whether friable or non-friable; (vi) polychlorinated

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biphenyls; (vii) radon gas; and (viii) any additional substances or materials which are now or hereafter classified or considered to be hazardous or toxic under Environmental Requirements (as defined in SECTION 5.3 of this Agreement) or the common law, or any other applicable laws relating to the Property. Hazardous Materials shall include, without limitation, any substance, the presence of which on the Property, (A) requires reporting, investigation or remediation under Environmental Requirements; (B) causes or threatens to cause a nuisance on the Property or adjacent property or poses or threatens to pose a hazard to the health or safety of persons on the Property or adjacent property; or (C) which, if it emanated or migrated from the Property, could constitute a trespass.

     5.3 ENVIRONMENTAL REQUIREMENTS. "Environmental Requirements" shall mean all laws, ordinances, statutes, codes, rules, regulations, agreements, judgments, orders, and decrees, now or hereafter enacted, promulgated, or amended, of the United States, the states, the counties, the cities, or any other political subdivisions in which the Property is located, and any other political subdivision, agency or instrumentality exercising jurisdiction over the owner of the Property, the Property, or the use of the Property, relating to pollution, the protection or regulation of human health, natural resources, or the environment, or the emission, discharge, release or threatened release of pollutants, contaminants, chemicals, or industrial toxic or hazardous substances or waste or Hazardous Materials into the environment (including, without limitation, ambient air, surface water, ground water or land or soil).

                                       6.
                                     CLOSING

     6.1 CLOSING. The Closing (the "Closing") shall be held at the offices of First American Title Insurance Company (the "TITLE COMPANY") at 30 N. LaSalle Street, Suite 310, Chicago, Illinois 60602, Attention: Steven Zellinger, at a date designated by Seller and Purchaser on or before June 7, 2004 (the "CLOSING DATE") unless the parties mutually agree in writing upon another place, time or date.

     6.2 POSSESSION. Possession of the Property shall be delivered to Purchaser at the Closing.

     6.3 PRORATION. All rents, other amounts payable by the tenants under the Leases, income, utilities and all other operating expenses with respect to the Property for the month in which the Closing occurs, and real estate and personal property taxes and other assessments with respect to the Property for the year in which the Closing occurs, shall be prorated shall be prorated on a per diem basis as of 11:59 p.m. on the date prior to the Closing Date (the "PRORATION DATE"). Seller and Purchaser pursuant to RCW 60.80.020(1), hereby waive the services of Title Company in administering the disbursement of closing funds necessary to satisfy any unpaid utility charges. All utility billings shall be prorated as of the Proration Date and Seller will attempt to have utility meters read as of that date.

               (a) If the Closing shall occur before rents and all other amounts payable by the tenants under the Leases and all other income from the Property have actually been paid for the month in which the Closing occurs, the apportionment of such rents and other amounts and other income shall be upon the basis of such rents, other amounts and other income payable under the Leases in the month of Closing, with Purchaser receiving a credit at Closing in an amount equal to the product of (i) the per diem amount of such rent and other charges payable in the month of Closing, and
     (ii) the number of days from and including the Closing Date until the last day of the month in which the Closing occurs. Rents and all other charges payable by the tenants under the Leases for periods prior to the month of Closing which are in arrears as of the Proration Date shall not be prorated. Subsequent to the Closing, if any rents and other charges are actually received by Purchaser and such delinquent rents and other delinquent charges are for any periods preceding the month of Closing, all such amounts shall first be applied to post-closing rents and charges due to Purchaser which are past due and the balance shall be immediately paid by Purchaser to Seller. Subsequent to Closing, if any rents and other charges for the month of Closing are actually received by Purchaser, such amounts shall immediately be paid to Seller. Purchaser shall make a good faith effort and attempt to collect any such rents and other amounts and other income not apportioned at the Closing for the benefit of Seller, however, Purchaser shall not be required to expend any funds or institute any litigation in its collection efforts. Nothing in this SECTION 6.3(a) shall restrict Seller's right to collect delinquent rents directly from a tenant by any legal means; provided, however, Seller shall have no right to terminate a tenant's lease or otherwise commence eviction proceedings against such tenant.

               (b) Certain of the Leases contain tenant obligations to pay for taxes, common area expenses, operating expenses and/or additional charges of any other nature relating to the Property and/or certain portions thereof (collectively, the "CHARGES"). To the extent that tenants are obligated to reimburse Seller for Charges monthly, and such reimbursement is actually received by Seller and is for the month in which Closing occurs, then any of the Charges actually received by Seller from such tenants for Charges for the month in which Closing occurs shall be pro-rated between Seller and Purchaser, on a per diem basis, based on Charges actually received by Seller for the month of Closing.

               (c) Purchaser and Seller acknowledge and agree that Charges which Seller has heretofore collected from tenants at the Property (collectively, the "TENANTS") for calendar year 2004 from January 1, 2004 through and including the Closing Date ("SELLER'S RECONCILIATION PERIOD"), have not yet been reconciled with the Tenants to the extent Seller's recovery of such expenses from the Tenants for such period exceeded or was less than the actual amount of such expenses for such period (the "TENANT RECONCILIATION"). In connection with the Tenant Reconciliation, the parties agree that (i) within a reasonable time after Closing, Seller shall deliver to Purchaser the data reasonably supporting the Charges Seller collected from the Tenants during Seller's Reconciliation Period and the amount of Charges actually paid by Seller during Seller's Reconciliation Period, and
     (ii) at the end of calendar year 2004, Purchaser shall be responsible for preparing the final Tenant Reconciliation (subject to Seller's approval with respect to Seller's Reconciliation Period) strictly in accordance with the terms and conditions of the applicable Leases and, to the extent applicable, either reimbursing or billing Tenants accordingly. If the Tenant Reconciliation for Seller's Reconciliation Period shows that amounts collected during Seller's Reconciliation Period were more than the amount of Charges actually paid by Seller during Seller's Reconciliation Period, then Seller shall reimburse such Tenant to the extent of any over-payment of such Charges actually received by Seller for Seller's Reconciliation Period, except that if Purchaser requests that Seller pay such reimbursements to Purchaser, then Purchaser shall indemnify, defend and hold harmless Seller for Purchaser's failure to pay such reimbursements to the Tenants. If it is determined that Tenant has underpaid to Seller any portion of the Charges for Seller's Reconciliation Period, Purchaser shall make good faith attempts to collect the amount of any under-payment of such Charges from such Tenant, and shall, upon receipt, immediately deliver such amount to Seller. The agreements of Seller and Purchaser set forth herein shall survive the Closing.

               (d)    Notwithstanding anything to the contrary contained herein,
     (i) Purchaser shall have no rights or claims with respect to the tenant payments of operating expenses for calendar year 2003 and prior years and
     (ii) Purchaser shall have no rights or claims with respect to amounts owed by tenants to Seller for reimbursement of certain capital expenditures made by Seller to the Property prior to the Effective Date, and with respect to items (i) and (ii) above, Seller shall be entitled to collect such amounts directly from tenants in accordance with this

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     SECTION 6.3 and such amounts shall not be prorated and shall not be subject to the priority of payment set forth in SECTION 6.3(a) above. Notwithstanding anything to the contrary contained herein, with respect to tenant payments for operating expenses for calendar year 2003, if Seller's reconciliation thereof determines that tenants overpaid to Seller such operating expenses, Seller shall be responsible for and shall pay to such tenants directly the amount of any such overpayment (whether before or after Closing). Seller shall endeavor in good faith to pay to such tenants directly the amount of any such overpayment on or before the Closing Date.

               (e) If the Closing shall occur before the tax rate or the assessed valuation of the Property is fixed for the then current year, the apportionment of taxes shall be upon the basis of the tax rate for the preceding year applied to the latest assessed valuation. Subsequent to the Closing, when the tax rate and the assessed valuation of the Property is fixed for the year in which the Closing occurs, the parties agree to adjust the proration of taxes and, if necessary, to refund or repay such sums as shall be necessary to effect such adjustment. If the Property is not assessed as a separate parcel for tax or assessment purposes, then such taxes and assessments attributable to the Property shall be determined by Purchaser and Seller. If, as of the Closing, the Property is not being treated as a separate tax parcel, then within thirty (30) days after the Closing, Purchaser shall, at its sole cost and expense, have the Property assessed separately for tax and assessment purposes. In the event the Property has been assessed for property tax purposes at such rates as could result in "roll-back" taxes upon changes in land usage or ownership of the Property, Purchaser agrees to pay all such taxes and indemnify and save Seller harmless from and against any and all claims and liabilities for such taxes.

               (f) To the extent utility meters are not read, if the Closing shall occur before the actual amount of utilities and all other operating expenses with respect to the Property for the month in which the Closing occurs are determined, the apportionment of such utilities and other operating expenses shall be upon the basis of an estimate by Seller of such utilities and other operating expenses for such month. Subsequent to the Closing, when the actual amount of such utilities and other operating expenses with respect to the Property for the month in which the Closing occurs are determined, the parties agree to adjust the proration of such utilities and other operating expenses and, if necessary, to refund or repay such sums as shall be necessary to effect such adjustment.

               (g) Payments under any Contracts for the month in which Closing occurs which are assigned to Purchaser shall be prorated as of the Proration Date.

               (h) The amount of all refundable rental security deposits in effect as of the Closing Date, including all interest charges required by law or other agreement to be paid thereon, shall be paid by Seller to Purchaser to the extent not previously applied.

  The agreements of Seller and Purchaser set forth in this SECTION 6.3 shall survive the Closing.

     6.4 CLOSING COSTS. Except as otherwise expressly provided herein, Seller shall pay, on the Closing Date one-half (1/2) of any escrow fees (excluding escrow fees associated with the Holdback Escrow Agreement) and other customary charges of the Title Company, the excise tax, the title insurance premium for the base Owner's Policy (as defined in SECTION 6.5(a)), and Purchaser shall pay, on the Closing Date, the cost of any endorsements or additional coverage over the base Owner's Policy, the cost of the updated Survey, all recording costs, all escrow fees associated with the Holdback Escrow Agreement and one-half (1/2) of all other escrow fees and other customary charges of the Title Company. Except as otherwise provided herein, each party shall pay its own attorneys' fees.

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     6.5       SELLER'S OBLIGATIONS AT THE CLOSING. At the Closing, or at such other time as indicated below, Seller shall deliver to Purchaser the following:

               (a) TITLE POLICY. Within a reasonable period of time following Closing, an Owner's Policy of Title Insurance in ALTA standard form (the "OWNER'S POLICY"), naming Purchaser as insured, in the amount of the Purchase Price, insuring that Purchaser owns good and marketable fee simple title to the Property, subject only to the Permitted Encumbrances. Purchaser, at Purchaser's sole expense, may elect to obtain additional coverage or endorsements over the base Owner's Policy, but obtaining such additional coverage or endorsements will not be a condition precedent to Purchaser's Closing obligations pursuant to this Agreement.

               (b) EVIDENCE OF AUTHORITY. Such organizational and authorizing documents of Seller as shall be reasonably required by the Title Company to evidence Seller's authority to consummate the transactions contemplated by this Agreement.

               (c) FOREIGN PERSON. An affidavit of Seller certifying that Seller is not a "foreign person," as defined in the federal Foreign Investment in Real Property Tax Act of 1980, and the 1984 Tax Reform Act, as amended.

               (d) LEASES. The originals of all of the Leases and all security deposits, if any, in the possession of GECRG on the Closing Date. Seller shall have no liability to Purchaser for any tenant security deposit not actually paid to Seller.

               (e) CONTRACTS. The originals of all of the Contracts, if any, in the possession of GECRG.

     6.6 PURCHASER'S OBLIGATIONS AT THE CLOSING. At the Closing, Purchaser shall deliver to Seller the following:

               (a) PURCHASE PRICE. The Purchase Price by wire transfer of immediately available funds.

               (b) POST EFFECTIVE DATE LEASE EXPENSES. Immediately available funds in an amount equal to the costs and expenses incurred and paid by Seller under (i) any new lease of space in the Improvements pursuant to
     SECTION 9.1(b) of this Agreement, and (ii) any extension, renewal or modification of any lease of space in the Improvements pursuant to SECTION 9.1(b) of this Agreement executed after the Effective Date. Said costs and expenses shall include, but not be limited to, costs incurred and paid by Seller for tenant improvements, leasing commissions, capital improvements, and reasonable attorney's fees (provided that Purchaser shall only be obligated to reimburse Seller up to $1,500.00 for such reasonable attorneys' fees).

               (c) EVIDENCE OF AUTHORITY. Such organizational and authorizing documents of Purchaser as shall be reasonably required by the Title Company to evidence Purchaser's authority to consummate the transactions contemplated by this Agreement,

               (d) TAXPAYER I.D. CERTIFICATE. Taxpayer I.D. Certificate, in the form attached to this Agreement as EXHIBIT E.

     6.7 DOCUMENTS TO BE EXECUTED BY SELLER AND PURCHASER. At the Closing, Seller and Purchaser shall also execute and deliver the following:

               (a) DEED. Statutory Warranty Deed (the "DEED") conveying the Land and the Improvements to Purchaser in the form attached to this Agreement as EXHIBIT B.

               (b) TENANT NOTICES. Signed statements or notices to all tenants of the Property, in the form attached to this Agreement as EXHIBIT G, notifying such tenants that the Property has been transferred to Purchaser and that Purchaser is responsible for security deposits (specifying the amounts of such deposits).

               (c) BILL OF SALE, ASSIGNMENT AND ASSUMPTION OF PERSONAL PROPERTY, SERVICE CONTRACTS, WARRANTIES AND LEASES. Bill of Sale, Assignment and Assumption of Personal Property, Service Contracts, Warranties and Leases (the "ASSIGNMENT") in the form attached to this Agreement as EXHIBIT C.

               (d) HOLDBACK ESCROW AGREEMENT. If applicable, the Holdback Escrow Agreement in the form attached to this Agreement as EXHIBIT H.

                                       7.
                                  RISK OF LOSS

     7.1 CONDEMNATION. If, prior to the Closing, action is initiated to take any of the Property by eminent domain proceedings or by deed in lieu thereof, Purchaser may either at or prior to Closing (a) terminate this Agreement, in which event the Earnest Money shall be refunded to Purchaser, and neither party shall have any further right or obligation hereunder other than the Surviving Obligations, or (b) consummate the Closing, in which latter event all of Seller's assignable right, title and interest in and to the award of the condemning authority shall be assigned to Purchaser at the Closing and there shall be no reduction in the Purchase Price.

     7.2 CASUALTY. Except as provided in SECTIONS 4.2 and 5.1 of this Agreement, Seller assumes all risks and liability for damage to or injury occurring to the Property by fire, storm, accident, or any other casualty or cause until the Closing has been consummated. If the Property, or any part thereof, suffers any damage in excess of $250,000.00 prior to the Closing from fire or other casualty, which Seller, at its sole option, does not elect to repair, or if as a direct result of the fire or other casualty event Safeway or Party City has an immediate right to terminate its Lease, Purchaser may either at or prior to Closing (a) terminate this Agreement, in which event the Earnest Money shall be refunded to Purchaser (subject to Purchaser's delivery of the Reports as required by SECTION 3.1 of this Agreement), and neither party shall have any further right or obligation hereunder other than the Surviving Obligations, or (b) consummate the Closing, in which latter event all of Seller's right, title and interest in and to the proceeds of any insurance covering such damage (less an amount equal to any expenses and costs incurred by Seller to repair or restore the Property and any portion of such proceeds paid or to be paid on account of the loss of rents or other income from the Property for the period prior to and including the Closing Date, all of which shall be payable to Seller), to the extent the amount of such insurance does not exceed the Purchase Price, shall be assigned to Purchaser at the Closing. If the Property, or any part thereof, suffers any damage less than $250,000.00 prior to the Closing, and such damage does not give Safeway or Party City the right to terminate its Lease, Purchaser agrees that it will consummate the Closing and accept the assignment of the proceeds of any insurance covering such damage plus an amount equal to Seller's deductible under its insurance policy and there shall be no reduction in the Purchase Price.

                                       8.
                                     DEFAULT

     8.1 BREACH BY SELLER. In the event that Seller shall fail to consummate this Agreement for any reason, except Purchaser's default or a termination of this Agreement by Purchaser or Seller pursuant to a right to do so under the provisions hereof, Purchaser, as its sole and exclusive remedy may either (a) terminate this Agreement and receive a refund of the Earnest Money, and neither party shall have any further right or obligation hereunder other than the Surviving Obligations, or (b) pursue the remedy of specific performance of Seller's obligations under this Agreement; provided, however, that (i) Purchaser shall only be entitled to such remedy if (A) any such suit for specific performance is filed within ninety (90) days after Purchaser becomes aware of the default by Seller, (B) Purchaser is not in default under this Agreement, (C) Purchaser is ready, willing and able to tender the Purchase Price to the Title Company in immediately available funds, and (D) Purchaser has furnished ten (10) days prior written notice to Seller of its intent and election to seek specific enforcement of this Agreement; and (ii) notwithstanding anything to the contrary contained herein, Seller shall not be obligated to expend any sums to cure any defaults under this Agreement and if Purchaser seeks specific performance under this Agreement, Purchaser agrees to accept the Property in its "WHERE IS, AS IS" condition. Purchaser hereby agrees that prior to its exercise of any rights or remedies as a result of any defaults by Seller, Purchaser will first deliver written notice of said default to Seller, and if Seller so elects, Seller shall have the opportunity, but not the obligation, to cure such default within ten (10) days after Seller's receipt of such notice. In no event whatsoever shall Purchaser file any instrument of record against title to the Property; provided, however, Purchaser may file a lis pendens of this Agreement simultaneously with its filing of a suit for specific performance pursuant to this SECTION 8.1. Notwithstanding any of the foregoing to the contrary, in no event whatsoever shall Purchaser have the right to seek money damages of any kind as a result of any default by Seller under any of the terms of this Agreement, except in the event Purchaser prevails in its suit for specific performance pursuant to this SECTION 8.1, Purchaser shall also be entitled to pursue Seller for Purchaser's reasonable attorneys' fees and court costs incurred and directly relating to such lawsuit. In no event shall Seller be liable to Purchaser for any punitive, speculative or consequential damages.

     8.2       BREACH BY PURCHASER.

               (a) If Purchaser fails to complete this purchase without legal excuse, and regardless of whether Seller incurs any actual damages, Seller shall have the right to forfeit and retain the Deposit as its sole and exclusive remedy; provided, however, in any event in which the Deposit exceeds five percent (5%) of the total purchase price under this Agreement or any amendment hereto, the difference represented by such excess shall be returned to Purchaser upon Seller's exercise of such remedy. The parties acknowledge that this provision is intended to satisfy the requirements of RCW 64.04.005(l)(a); is not to be construed to be a limitation upon any right or remedy available to Seller in the event of any other default or indemnity on the part of Purchaser under this or any other agreement; and does not affect Seller's right to recover attorneys' fees in any action commenced with respect to this Agreement.

               (b) Notwithstanding the provisions of SECTION 8.2(a) above, the foregoing shall not in any way limit, affect or impair any of Purchaser's indemnities as provided in SECTIONS 4.2, 5.1, 6.3(b) OR 10.2 of this Agreement.

                                       9.
                                FUTURE OPERATIONS

     9.1       FUTURE OPERATIONS.

               (a) From the date of this Agreement until the Closing or earlier termination of this Agreement:

                      (i) Seller will keep and maintain the Property in substantially its condition as of the date of this Agreement;

                      (ii) Seller will perform all of Seller's obligations under the Contracts. Seller will not, without the prior written consent of Purchaser, modify, enter into, or renew any Contract which cannot be cancelled upon thirty (30) days prior written notice.

               (b) From the Effective Date until the Closing or earlier termination of this Agreement, Seller will not lease any space in the Improvements except upon the prior written approval of Purchaser (such approval not to be unreasonably withheld or delayed); provided, however, this limitation upon Seller shall not apply with respect to non-discretionary lease renewals, lease extensions, rights of first refusal or offer, or options pursuant to rights granted under leases existing as of the Effective Date. For purposes of this SECTION 9.1(b) it shall be unreasonable for Purchaser to withhold its approval of any new lease so long as such new lease satisfies the applicable minimum leasing parameters set forth on EXHIBIT I attached hereto. All costs and expenses incurred and paid by Seller under (i) any new lease entered into after the Effective Date and (ii) any extension, renewal or modification of an existing lease entered into after the Effective Date, shall be paid by Purchaser in accordance with SECTION 6.6(b) of this Agreement. Said costs and expenses shall include, but not be limited to, costs incurred and paid by Seller for tenant improvements, leasing commissions, capital improvements, and reasonable attorney's fees (provided that Purchaser shall only be obligated to reimburse Seller up to $1,500.00 for such reasonable attorneys' fees). If Purchaser does not deliver written notice to Seller of its approval or disapproval of any matters for which Seller seeks Purchaser's approval as set forth above within five (5) business days after Purchaser's receipt of Seller's request for such approval, Purchaser shall be deemed to have approved such matters and to have agreed to assume all obligations with respect thereto.

                                       10.
                                  MISCELLANEOUS

     10.1 NOTICES. All notices, demands and requests which may be given or which are required to be given by either party to the other, and any exercise of a right of termination provided by this Agreement, shall be in writing and shall be deemed effective either: (a) on the date personally delivered to the address below, as evidenced by written receipt therefore, whether or not actually received by the person to whom addressed; (b) on the third (3rd) business day after being sent, by certified or registered mail, return receipt requested, addressed to the intended recipient at the address specified below; (c) on the first (1st) business day after being deposited into the custody of a nationally recognized overnight delivery service such as Federal Express Corporation, Emery or Purolator, addressed to such party at the address specified below, or (d) on the first (1st) business day after the date delivered by facsimile to the respective numbers specified below. For purposes of this SECTION 10.1, the addresses of the parties for all notices are as follows (unless changed by similar notice in writing given by the particular person whose address is to be changed):

               If to Seller:       c/o GE Capital Real Estate
                                   1901 Main Street, 7th Floor
                                   Irvine, California 92614
                                   Attention: Mr. Mike Malloy
                                   Telephone:                     (949) 477-
                                   1566
                                   Fax:                           (949) 477-
                                   0903
                                   Email:
                                     Mike.Malloy@gecapital.com

               with a copy to:  Andrews Kurth LLP
                                1717 Main Street, Suite 3700
                                Dallas, Texas 75201
                                Attention:     Andrew L. Campbell, Esq.
                                Telephone:     (214)659-4511
                                Fax:   (214)659-4401
                                Email: acampbell@andrewskurth.com

               If to Purchaser:    Inland Real Estate Acquisitions, Inc.
                                   2901 Butterfield Road
                                   Oak Brook, IL 60523
                                   Attention:                     Mark
                                   Youngman
                                   Tel:                           (630) 218-
                                   8000, Ext. 2019
                                   Fax:                           (630) 218-
                                   4935
                                   Email:
                                     Youngman@inlandgroup.com

               with a copy to:     The Inland Real Estate Group, Inc.
                                   2901 Butterfield Road
                                   Oak Brook, Illinois 60523
                                   Attention: Robin Rash, Esq.
                                   Tel:                           (630) 218-
                                   8000, Ext. 2854
                                Fax:      (630) 218-4900
                                Email:    rrash@inlandgroup.com

     If to Title Company:   First American Title Insurance Company
                            30 N. LaSalle Street, Suite 310
                            Chicago, Illinois 60602
                            Attention: Steven Zellinger
                            Tel:                                  (312) 917-
                            7257
                            Fax:                                  (312) 533-
                            0480
                            Email:
                              szellinger@firstam.com

     10.2 REAL ESTATE COMMISSIONS. Seller shall pay to CB Richard Ellis, Inc. (hereinafter called "AGENT" whether one or more) upon the Closing of the transaction contemplated hereby, and not otherwise, a cash commission in the amount agreed on in a separate listing agreement between Seller and Agent. Said commission shall in no event be earned, due or payable unless and until the transaction contemplated hereby is closed and fully consummated strictly in accordance with the terms of this Agreement and Seller has received the Purchase Price in immediately available funds; if such transaction is not closed and fully consummated for any reason, including, without limitation, failure of title or default by Seller or Purchaser or termination of this Agreement pursuant to the terms hereof, then such commission will be deemed not to have been earned and shall not be due or payable. Except as set forth above with respect to Agent, neither Seller nor Purchaser has authorized any broker or finder to act on Purchaser's behalf in connection with the sale and purchase hereunder and neither Seller nor Purchaser has dealt with any broker or finder purporting to act on behalf of any other party. Purchaser agrees to indemnify and hold harmless Seller from and against any and all claims, losses, damages, costs or expenses of any kind or character arising out of or resulting from any agreement, arrangement or understanding alleged to have been made by Purchaser or on Purchaser's behalf with any broker or finder in connection with this Agreement or the transaction contemplated hereby. Seller agrees to indemnify and hold harmless Purchaser from and against any and all claims, losses, damages, costs or expenses of any kind or character arising out of or resulting from any agreement, arrangement or understanding alleged to have been made by Seller or on Seller's behalf with any broker or finder in connection with this Agreement or the transaction contemplated hereby. Notwithstanding anything to the contrary contained herein, this SECTION 10.2 shall survive the Closing or any earlier termination of this Agreement.

     10.3 ENTIRE AGREEMENT. This Agreement embodies the entire agreement between the parties relative to the subject matter hereof, and there are no oral or written agreements between the parties, nor any representations made by either party relative to the subject matter hereof, which are not expressly set forth herein.

     10.4 AMENDMENT. This Agreement may be amended only by a written instrument executed by the party or parties to be bound thereby.

     10.5 HEADINGS. The captions and headings used in this Agreement are for convenience only and do not in any way limit, amplify, or otherwise modify the provisions of this Agreement.

     10.6 TIME OF ESSENCE. Time is of the essence of this Agreement; however, if the final date of any period which is set out in any provision of this Agreement falls on a Saturday, Sunday or legal holiday under the laws of the United States or the State of Washington, then, in such event, the time of such period shall be extended to the next day which is not a Saturday, Sunday or legal holiday.

     10.7 GOVERNING LAW. This Agreement shall be governed by the laws of the State of Washington and the laws of the United States pertaining to transactions in such State.

     10.8 SUCCESSORS AND ASSIGNS; ASSIGNMENT. This Agreement shall bind and inure to the benefit of Seller and Purchaser and their respective heirs, executors, administrators, personal and legal representatives, successors and permitted assigns. Purchaser shall not assign Purchaser's rights under this Agreement without the prior written consent of Seller, which consent may be withheld absolutely except Purchaser may assign this Agreement to a to-be-formed entity sponsored by Purchaser or its affiliates, so long as Purchaser delivers written notice to Seller of such assignment at least fourteen (14) days prior to scheduled Closing Date and so long as the source of funds used to pay the Purchase Price is the same source of funds controlled by Purchaser on the Effective Date. In the event Seller consents to an assignment for which Seller's consent is required, Purchaser and such assignee shall execute and deliver an Assignment of Purchase and Sale Agreement in the form attached hereto as EXHIBIT F. Any subsequent assignment may be made only with the prior written consent of Seller. No assignment of Purchaser's rights hereunder shall relieve Purchaser of its liabilities under this Agreement. This Agreement is solely for the benefit of Seller and Purchaser; there are no third party beneficiaries hereof. Any assignment of this Agreement in violation of the foregoing provisions shall be null and void. Notwithstanding anything to the contrary contained herein, Seller shall be entitled to assign its rights under this Agreement to one or more entities prior to the Closing Date without the necessity of Purchaser's consent, but notwithstanding such assignment and a conveyance of the Property to Seller's assignee, Seller shall not be released from its obligations under this Agreement.

     10.9 INVALID PROVISION. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement; and, the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by such illegal, invalid, or unenforceable provision or by its severance from this Agreement.

     10.10 ATTORNEYS' FEES. In the event it becomes necessary for either party hereto to File suit to enforce this Agreement or any provision contained herein, the party prevailing in such suit shall be entitled to recover, in addition to all other remedies or damages, as provided herein, reasonable attorneys' fees incurred in such suit.

     10.11 MULTIPLE COUNTERPARTS. This Agreement may be executed in a number of identical counterparts which, taken together, shall constitute collectively one (1) agreement; in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart with each party's signature.

     10.12 EXPIRATION. The execution of this Agreement by Purchaser and the delivery hereof to Seller shall constitute an offer which shall be automatically withdrawn, revoked and terminated unless Seller accepts the same by executing this Agreement and delivering one fully executed counterpart hereof to the Title Company prior to 4:00 p.m. Central Standard Time the_____day of__________, 2004.

     10.13 EFFECTIVE DATE. As used herein the term "Effective Date" shall mean the first date the Title Company is in receipt of both this Agreement executed by Purchaser and Seller (whether in counterparts or not) and the Earnest Money.

     10.14 EXHIBITS. The following exhibits are attached to this Agreement and are incorporated into this Agreement by this reference and made a part hereof for all purposes:

               (a)  EXHIBIT A, the legal description of the Land.

               (b)  EXHIBIT B, the form of the Deed.

               (c)  EXHIBIT C, the form of the Assignment.

               (d)  EXHIBIT D, the form of the Estoppel Certificate.

               (e)  EXHIBIT D-1, the form of the Guarantor Estoppel Certificate.

               (f)  EXHIBIT E, the form of the Taxpayer I.D. Certificate.

               (g) EXHIBIT F, the form of Assignment of Purchase and Sale Agreement.

               (h)  EXHIBIT G, the form of Tenant Notice.

               (i)  EXHIBIT H, the form of the Holdback Escrow Agreement.

               (j)  EXHIBIT I, the Leasing Parameters.

     10.15 NO RECORDATION. Seller and Purchaser hereby acknowledge that neither this Agreement nor any memorandum or affidavit thereof shall be recorded of public record in Snohomish County, Washington or any other county. Should Purchaser ever record or attempt to record this Agreement, or a memorandum or affidavit thereof, or any other similar document, then, notwithstanding anything herein to the contrary, said recordation or attempt at recordation shall constitute a default by Purchaser hereunder, and, in addition to the other remedies provided for herein, Seller shall have the express right to terminate this Agreement by filing a notice of said termination in the county in which the Land is located.

     10.16 MERGER PROVISION. Except as otherwise expressly provided herein, any and all rights of action of Purchaser for any breach by Seller of any representation, warranty or covenant contained in this Agreement shall merge with the Deed and other instruments executed at Closing, shall terminate at Closing and shall not survive Closing.

     10.17 DTPA WAIVER. PURCHASER HEREBY REPRESENTS AND WARRANTS TO SELLER THAT (A) PURCHASER IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION, (B) PURCHASER IS REPRESENTED BY LEGAL COUNSEL, AND (C) PURCHASER IS SEEKING TO ACQUIRE THE PROPERTY, WHICH WILL NOT BE USED AS A FAMILY RESIDENCE, FOR A CONSIDERATION THAT EXCEEDS $500,000, OR (D) (i) PURCHASER IS A BUSINESS ENTITY THAT EITHER HAS ASSETS OF $25,000,000 OR MORE OR IS OWNED OR CONTROLLED BY A CORPORATION OR ENTITY WITH ASSETS OF $25,000,000 OR MORE, OR (ii) PURCHASER IS A SOPHISTICATED REAL ESTATE INVESTOR AND HAS KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE IT TO EVALUATE THE MERITS AND RISKS OF THIS TRANSACTION. PURCHASER HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS, REMEDIES AND BENEFITS UNDER ANY CONSUMER PROTECTION LAW, WHETHER FEDERAL, STATE OR LOCAL. PURCHASER COVENANTS NOT TO SUE SELLER UNDER ANY SUCH CONSUMER PROTECTION LAW.

     10.18 JURY WAIVER. PURCHASER AND SELLER DO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THEIR RIGHT TO A TRIAL BY JURY IN

RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, OR UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE DOCUMENTS DELIVERED BY PURCHASER AT CLOSING OR SELLER AT CLOSING, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ANY ACTIONS OF EITHER PARTY ARISING OUT OF OR RELATED IN ANY MANNER WITH THIS AGREEMENT OR THE PROPERTY (INCLUDING WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS AGREEMENT AND ANY CLAIMS OR DEFENSES ASSERTING THAT THIS AGREEMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER IS A MATERIAL INDUCEMENT FOR SELLER TO ENTER INTO AND ACCEPT THIS AGREEMENT AND THE DOCUMENTS DELIVERED BY PURCHASER AT CLOSING AND SHALL SURVIVE THE CLOSING OF TERMINATION OF THIS AGREEMENT.

     10.19 LIMITATION ON LIABILITY. No present or future partner, director, officer, shareholder, employee, advisor, agent, attorney, asset manager, or subasset manager of or in Seller shall have any personal liability, directly or indirectly, under or in connection with this Agreement or any agreement made or entered into under or in connection with the provisions of this Agreement, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter, and Purchaser and its successors and assigns and, without limitation, all other persons and entities, shall look solely to Seller's assets for the payment of any claim or for any performance, and Purchaser hereby waives any and all such personal liability, PROVIDED, HOWEVER, that the limitation on Seller's liability under this Section 10.19 shall not be deemed to limit the rights of Purchaser to seek specific performance pursuant to
SECTION 8.1 of this Agreement. The limitations on liability contained in this
SECTION 10.19 are in addition to, and not in limitation of, any limitation on liability applicable to Seller provided in any other provision of this Agreement or by law or by any other contract, agreement or instrument.

     10.20     CONFIDENTIALITY. Without limiting the terms and conditions of
SECTION 4.2 of this Agreement, Purchaser shall keep confidential and shall not disclose the terms of the transfers contemplated in this Agreement, including, without limitation, the Purchase Price and all other financial terms, without the prior written consent of Seller except: (1) to Purchaser's directors, officers, partners, employees, legal counsel, accountants, engineers, architects, financial advisors and similar professionals and consultants to the extent such party deems it necessary or appropriate in connection with the transaction contemplated hereunder (and Purchaser shall inform each of the foregoing parties of such party's obligations under this SECTION 10.20 and shall secure the agreement of such parties to be bound by the terms hereof) or (2) as otherwise required by law or regulation.

     10.21 COOPERATION/AUDIT. Seller agrees to reasonably cooperate with reasonable requests of Purchaser's independent accounting firm (at no cost or expense to Seller) relative to the performance by said accounting firm of an audit of Seller's books and records with respect to the rental income and operating expenses for the Property.

PURCHASER:                            INLAND REAL ESTATE ACQUISITIONS,
                                      INC.,
                                      an Illinois corporation
Date of Execution
by Purchaser:

5/3/04
------


                                      By: /s/ Mark Youngman
                                         -------------------------
                                      Name: Mark Youngman
                                           ---------------------------------
                                      Title: Vice President
                                            --------------------------------


SELLER:                               ITW MORTGAGE INVESTMENTS III, INC.,
                                      a Delaware corporation

Date of Execution                     By: GE CAPITAL REALTY GROUP, INC.,
by Seller:                              a Texas corporation,
                                        its attorney-in-fact
5/4/04
------


                                        By: /s/ [ILLEGIBLE]
                                           ----------------------------
                                            Name:   [ILLEGIBLE]
                                                 ----------------------
                                            Title:        VP
                                                  ---------------------

The undersigned Title Company hereby acknowledges receipt of the Earnest Money and a copy of this Agreement, and agrees to hold and dispose of the Earnest Money in accordance with the provisions of this Agreement.

TITLE COMPANY:                   FIRST AMERICAN TITLE INSURANCE
                                 COMPANY

Date of Execution
by Title Company:

5-6-04                           By:   /s/ Elizabeth Luna
------                              --------------------------------------------
                                     Name: Elizabeth Luna
                                          --------------------------------------
                                     Title: Asst. Escrow Officer
                                           -------------------------------------


                                                                  Signature Page

                                    EXHIBIT A
                         TO PURCHASE AND SALE AGREEMENT

                                LEGAL DESCRIPTION

PARCEL A:

LOT 1 OF BINDING SITE PLAN/RECORD OF SURVEY OF SAFEWAY PLAZA AT MARYSVILLE, ACCORDING TO SURVEY RECORDED MAY 25, 1995 UNDER RECORDING NO. 9505255003, IN SNOHOMISH COUNTY, WASHINGTON, BEING A PORTION OF THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER OF SECTION 28, TOWNSHIP 30 NORTH, RANGE 5 EAST, W.M., IN SNOHOMISH COUNTY, WASHINGTON.

PARCEL B:

LOT A OF CITY OF MARYSVILLE LOT LINE ADJUSTMENT NO. BLA95-011, RECORDED UNDER RECORDING NO. 9612165002, IN SNOHOMISH COUNTY, WASHINGTON, BEING ALL OF LOT 4 AND A PORTION OF LOT 5 OF BINDING SITE PLAN/RECORD OF SURVEY OF SAFEWAY PLAZA AT MARYSVILLE, ACCORDING TO SURVEY RECORDED MAY 25, 1995 UNDER RECORDING NO. 9505255003, IN SNOHOMISH COUNTY, WASHINGTON, BEING A PORTION OF THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER OF SECTION 28, TOWNSHIP 30 NORTH, RANGE 5 EAST, W.M., IN SNOHOMISH COUNTY, WASHINGTON.

PARCEL C:

LOT B OF CITY OF MARYSVILLE LOT LINE ADJUSTMENT NO. BLA95-011, RECORDED UNDER RECORDING NO. 9612165002, IN SNOHOMISH COUNTY, WASHINGTON, BEING A PORTION OF LOT 5 OF BINDING SITE PLAN/RECORD OF SURVEY OF SAFEWAY PLAZA AT MARYSVILLE, ACCORDING TO SURVEY RECORDED MAY 25, 1995 UNDER RECORDING NO. 9505255003, IN SNOHOMISH COUNTY, WASHINGTON, BEING A PORTION OF THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER OF SECTION 28, TOWNSHIP 30 NORTH, RANGE 5 EAST, W.M., IN SNOHOMTSH COUNTY, WASHINGTON; EXCEPT THAT PORTION THEREOF CONVEYED TO THE CITY OF MARYSVILLE FOR RIGHT OF WAY BY DEED RECORDED UNDER RECORDING NO. 9602270122.

PARCEL C1:

A NON-EXCLUSIVE EASEMENT APPURTENANT TO A PORTION OF PARCEL C FOR ROADWAYS, WALKWAYS, INGRESS, EGRESS, UTILITIES AND SIGNAGE AS ESTABLISHED IN CROSS-ACCESS AGREEMENT AND GRANT OF EASEMENTS AND RESTRICTIONS RECORDED UNDER RECORDING NO. 9407110538, AND AMENDED UNDER RECORDING NO. 9604180295 ON A PORTION OF LOT B OF BOUNDARY LINE ADJUSTMENT RECORDED UNDER RECORDING NO. 9407115001, BEING A PORTION OF THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER OF SECTION 28, TOWNSHIP 30 NORTH, RANGE 5 EAST, W.M., IN SNOHOMISH COUNTY, WASHINGTON.

PARCEL D:

                                                                          Page 1
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A NON-EXCLUSIVE EASEMENT FOR ROADWAYS, WALKWAYS, INGRESS, EGRESS AND PARKING AS
ESTABLISHED BY DECLARATION RECORDED UNDER RECORDING NO. 9505250509 AND AMENDMENT THERETO UNDER RECORDING NO. 9604180294 ON A PORTION OF LOTS 2 AND 3 OF BINDING SITE PLAN RECORDED UNDER RECORDING NO. 9505255003.

                                                                          Page 2
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                                    EXHIBIT B
                         TO PURCHASE AND SALE AGREEMENT


AFTER RECORDING RETURN TO:

----------------------

----------------------

----------------------

                             STATUTORY WARRANTY DEED

Reference # (if applicable):____________________________________________________
Grantor(s):                 ITW MORTGAGE INVESTMENTS III, INC.
Grantee(s):                _____________________________________________________
Legal Description (Abbreviated):________________________________________________
Assessor's Tax Parcel ID#:______________________________________________________

     THE GRANTOR, ITW MORTGAGE INVESTMENTS III, INC., a Delaware corporation, for and in consideration of the sum of Ten Dollars ($10.00) and other valuable consideration in hand paid to Grantor, conveys and warrants to _________________ ___________________, a _____________________________, the following described real estate, situate in the County of Snohomish, State of Washington.

PARCEL A:

LOT 1 OF BINDING SITE PLAN/RECORD OF SURVEY OF SAFEWAY PLAZA AT MARYSVILLE, ACCORDING TO SURVEY RECORDED MAY 25, 1995 UNDER RECORDING NO. 9505255003, IN SNOHOMISH COUNTY, WASHINGTON, BEING A PORTION OF THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER OF SECTION 28, TOWNSHIP 30 NORTH, RANGE 5 EAST, W.M., IN SNOHOMISH COUNTY, WASHINGTON.

PARCEL B:

LOT A OF CITY OF MARYSVILLE LOT LINE ADJUSTMENT NO. BLA95-011, RECORDED UNDER RECORDING NO. 9612165002, IN SNOHOMISH COUNTY, WASHINGTON, BEING ALL OF LOT 4 AND A PORTION OF LOT 5 OF BINDING SITE PLAN/RECORD OF SURVEY OF SAFEWAY PLAZA AT MARYSVILLE, ACCORDING TO SURVEY RECORDED MAY 25, 1995 UNDER RECORDING NO. 9505255003, IN SNOHOMISH COUNTY, WASHINGTON, BEING A PORTION OF THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER OF SECTION 28, TOWNSHIP 30 NORTH, RANGE 5 EAST, W.M., IN SNOHOMISH COUNTY, WASHINGTON.

PARCEL C:

LOT B OF CITY OF MARYSVILLE LOT LINE ADJUSTMENT NO. BLA95-011, RECORDED UNDER RECORDING NO. 9612165002, IN SNOHOMISH COUNTY, WASHINGTON, BEING A PORTION OF LOT 5 OF BINDING SITE PLAN/RECORD OF SURVEY OF SAFEWAY PLAZA AT MARYSVILLE, ACCORDING TO SURVEY RECORDED MAY 25, 1995 UNDER RECORDING NO. 9505255003, IN SNOHOMISH COUNTY, WASHINGTON, BEING A PORTION OF THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER OF SECTION 28, TOWNSHIP 30 NORTH, RANGE 5 EAST, W.M., IN SNOHOMISH COUNTY, WASHINGTON; EXCEPT THAT PORTION THEREOF CONVEYED TO THE CITY OF MARYSVILLE FOR RIGHT OF WAY BY DEED RECORDED UNDER RECORDING NO. 9602270122.

PARCEL Cl:

A NON-EXCLUSIVE EASEMENT APPURTENANT TO A PORTION OF PARCEL C FOR ROADWAYS, WALKWAYS, INGRESS, EGRESS, UTILITIES AND SIGNAGE AS ESTABLISHED IN CROSS-ACCESS AGREEMENT AND GRANT OF EASEMENTS AND RESTRICTIONS RECORDED UNDER RECORDING NO. 9407110538, AND AMENDED UNDER RECORDING NO. 9604180295 ON A PORTION OF LOT B OF BOUNDARY LINE ADJUSTMENT RECORDED UNDER RECORDING NO. 9407115001, BEING A PORTION OF THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER OF SECTION 28, TOWNSHIP 30 NORTH, RANGE 5 EAST, W.M., IN SNOHOMISH COUNTY, WASHINGTON.

PARCEL D:

     A NON-EXCLUSIVE EASEMENT FOR ROADWAYS, WALKWAYS, INGRESS, EGRESS AND PARKING AS ESTABLISHED BY DECLARATION RECORDED UNDER RECORDING NO. 9505250509 AND AMENDMENT THERETO UNDER RECORDING NO. 9604180294 ON A PORTION OF LOTS 2 AND 3 OF BINDING SITE PLAN RECORDED UNDER RECORDING NO. 9505255003.

   SUBJECT to the permitted encumbrances described in EXHIBIT A attached hereto and made a part hereof.

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Dated this_____day of______________, 2004.

                                ITW MORTGAGE INVESTMENTS III, INC.,
                                a Delaware corporation

                                By: GE CAPITAL REALTY GROUP, INC.,
                                  a Texas corporation,
                                  its attorney-in-fact


                                 By:
                                    ------------------------------
                                    Name:
                                         -------------------------
                                    Title:
                                          ------------------------


THE STATE OF TEXAS    SECTION
                      SECTION
COUNTY OF DALLAS      SECTION

     On this day personally appeared before me _____________________________, to me known to be the ____________________of GE CAPITAL REALTY GROUP, INC., a Texas corporation, as attorney-in-fact for ITW MORTGAGE INVESTMENTS III, INC., a Delaware corporation, described in and who executed the within and foregoing instrument, and acknowledged that s/he signed the same as the free and voluntary act and deed of the corporation(s), for the uses and purposes mentioned in this instrument.

     Given under my hand and official seal this ________ day of ______________, 2004.


                                      __________________________________________
                                      Notary Public, State of Texas
                                      Printed Name:_____________________________
                                      Residing at:______________________________
                                      My Commission Expires:____________________

(SEAL)

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                                    EXHIBIT A
                           TO STATUTORY WARRANTY DEED

1. Real property taxes and assessments for the year 2004 and hereafter, not yet due and payable.

2.   [INSERT SCHEDULE B EXCEPTIONS PER TITLE COMMITMENT AND VESTING DEED]

          TOGETHER with all and singular tenements, hereditaments and appurtenances thereunto belonging or in any way appertaining.

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                                    EXHIBIT C
                         TO PURCHASE AND SALE AGREEMENT

                   BILL OF SALE, ASSIGNMENT AND ASSUMPTION OF
           PERSONAL PROPERTY, SERVICE CONTRACTS, WARRANTIES AND LEASES


     ITW MORTGAGE INVESTMENTS III, INC., a Delaware corporation ("GRANTOR"), for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration to it in hand paid by _________________________, a ____________________________ ("GRANTEE"), the receipt and sufficiency of which are hereby acknowledged, has Granted, Sold, Assigned, Transferred, Conveyed, and Delivered and does by these presents Grant, Sell, Assign, Transfer, Convey and Deliver unto Grantee, all of Grantor's rights, titles, and interests in and to the following described properties located in, affixed to, and/or arising or used in connection with the improved property with parking and other amenities (the "PROJECT") situated on the land in the County of Snohomish, State of Washington, more particularly described on EXHIBIT A attached hereto and made a part hereof for all purposes (the "LAND," which together with the Project is sometimes hereinafter called the "PROPERTY"):

     (a) All fixtures, equipment, machinery, building materials, furniture, furnishings, carpet drapes, and other intangible personal property owned by Grantor, and all intangible personal property owned by Grantor, including the name "Safeway Plaza at Marysville," transferable utility contracts, transferable telephone exchange numbers, plans and specifications, engineering plans and studies, floor plans and landscape plans (the "PERSONAL PROPERTY"), and located on, attached to, or used in connection with the operation and maintenance of the Property;

     (b) Any leases for space in the Project (the "LEASES"), together with security and other deposits owned or held by Grantor pursuant to the Leases, which Leases and security deposits are described on EXHIBIT B attached hereto;

     (c) The assignable service, maintenance, or management contracts relating to the ownership and operation of the Property (the "SERVICE CONTRACTS") attached hereto as EXHIBIT C; and

     (d) Any assignable warranties and guaranties relating to the Property or any portion thereof (collectively, the "WARRANTIES"): and

     Grantor and Grantee hereby covenant and agree as follows:

     (i) Grantee accepts the aforesaid assignment and Grantee assumes and agrees to be bound by and timely perform, observe, discharge, and otherwise comply with each and every one of the agreements, duties, obligations, covenants and undertakings upon the lessor's part to be kept and performed under the Leases and any obligations of Grantor under the Service Contracts.

     (ii) Grantee hereby indemnifies and agrees to hold harmless Grantor from and against any and all liabilities, claims, demands, obligations, assessments, losses, costs, damages, and expenses of any nature whatsoever (including, without limited the generality of the foregoing, reasonable attorneys' fees and court costs) which Grantor may incur, sustain, or suffer, or which may be asserted or assessed against Grantor on or after the date hereof, arising out of, pertaining to or in any way connected with the obligations, duties, and liabilities under the Leases and the Service Contracts, or any of them, arising from and after the date hereof.

     (iii) The burden of the indemnity made in paragraph (ii) hereof shall not be assigned. Except as aforesaid, this Agreement shall bind and inure to the benefit of the parties and their respective successors, legal representatives and assigns.

     (iv) Neither this Agreement nor any term, provision, or condition hereof may be changed, amended or modified, and no obligation, duty or liability or any party hereby may be released, discharged or waived, except in a writing signed by all parties hereto.

     GRANTEE ACKNOWLEDGES AND AGREES THAT GRANTOR HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES (OTHER THAN THE WARRANTY OF TITLE AS SET OUT IN THE DEED), PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY, (B) THE INCOME TO BE DERIVED FROM THE PROPERTY, (C) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH GRANTEE MAY CONDUCT THEREON, (D) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY, (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY, (F) THE MANNER OR QUALITY OF THE CONSTRUCTION OR MATERIALS, IF ANY, INCORPORATED INTO THE PROPERTY, (G) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PROPERTY, OR (H) ANY OTHER MATTER WITH RESPECT TO THE PROPERTY, AND SPECIFICALLY, THAT GRANTOR HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS REGARDING COMPLIANCE WITH ANY ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS, INCLUDING THE EXISTENCE IN OR ON THE PROPERTY OF HAZARDOUS MATERIALS OR SUBSTANCES. GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT HAVING BEEN GIVEN THE OPPORTUNITY TO INSPECT THE PROPERTY, GRANTEE IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE PROPERTY AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY GRANTOR AND ACCEPTS

THE PROPERTY AND WAIVES ALL OBJECTIONS OR CLAIMS AGAINST GRANTOR (INCLUDING, BUT NOT LIMITED TO, ANY RIGHT OR CLAIM OF CONTRIBUTION) ARISING FROM OR RELATED TO THE PROPERTY OR TO ANY HAZARDOUS MATERIALS ON THE PROPERTY. GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION PROVIDED OR TO BE PROVIDED WITH RESPECT TO THE PROPERTY WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT GRANTOR HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND MAKES NO REPRESENTATIONS AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION. GRANTOR IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY, OR THE OPERATION THEREOF, FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON. GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE SALE OF THE PROPERTY AS PROVIDED FOR HEREIN IS MADE ON AN "AS IS" CONDITION AND BASIS WITH ALL FAULTS. IT IS UNDERSTOOD AND AGREED THAT THE PURCHASE PRICE FOR THE PROPERTY HAS BEEN ADJUSTED BY PRIOR NEGOTIATION TO REFLECT THAT ALL OF THE PROPERTY IS SOLD BY GRANTOR AND PURCHASED BY GRANTEE SUBJECT TO THE FOREGOING.

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     IN WITNESS WHEREOF, Grantor and Grantee have executed this Assignment of
Personal Property, Service Contracts, Warranties and Leases on ________________, 2004 to be effective as of the ______ day of ________________________, 2004.

GRANTOR:                        ITW MORTGAGE INVESTMENTS III, INC.,
                                a Delaware corporation


                                By: GE CAPITAL REALTY GROUP, INC.,
                                  a Texas corporation,
                                  its attorney-in-fact

                                  By:
                                     ------------------------------
                                     Name:
                                          -------------------------
                                     Title:
                                           ------------------------


GRANTEE:                        --------------------,
                                a
                                  ---------

                                By:
                                   --------------------------------,
                                  a
                                   --------------------------------,
                                  its
                                      ------------------


                                  By:
                                     ------------------------------
                                     Name:
                                          -------------------------
                                     Title:
                                           ------------------------

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                                    EXHIBIT A
                                  TO ASSIGNMENT

                                LEGAL DESCRIPTION

                                    EXHIBIT B
                                  TO ASSIGNMENT

                                     LEASES

                                    EXHIBIT C
                                  TO ASSIGNMENT

                                SERVICE CONTRACTS

                                                                          Page 7
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                                    EXHIBIT D
                         TO PURCHASE AND SALE AGREEMENT

                              ESTOPPEL CERTIFICATE

To:

Inland Real Estate Acquisitions, Inc., and
Inland Western Marysville, L.L.C.,
and its lenders, successors and assigns ("Purchaser")
2901 Butterfield Road
Oak Brook, Illinois 60523
Attention: Sharon Anderson-Cox


Re: Lease Agreement dated                   and amended               ("Lease"),
between                                         as "Landlord", and
                                       , as "Tenant", guaranteed by
                                  ("Guarantor") for leased premises known as
Space No. _______ (the "Premises") of the property commonly known as Safeway Plaza at Marysville, Marysville, Washington (the "Property").

1. Tenant hereby certifies that the following represents with respect to the Lease are accurate and complete as of the date hereof.

a. Dates of all amendments, letter agreements, modifications and waivers related to the Lease

b. Commencement Date

c. Expiration Date

d. Current Annual Base Rent
Adjustment Date   Rental Amount

e. Fixed or CPI Rent Increases

f. Square Footage of Premises

g. Security Deposit Paid to Landlord

h. Renewal Options       __________ Additional Terms for
                                       _________ years at $________ per year

i. Termination Options   Termination Date _______________
Fees Payable _________________

2. Tenant further certifies to Purchaser that:

                                                                          Page 1
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a. the Lease is presently in full force and effect and represents the entire agreement between Tenant and Landlord with respect to the Premises;
b. the Lease has not been assigned and the Premises have not been sublet by Tenant;
c. Tenant has accepted and is occupying the Premises, all construction required by the Lease has been completed and any payments, credits or abatements required to be given by Landlord to Tenant have been given;
d. Tenant is open for business or is operating its business at the Premises;
e. no installment of rent or other charges under the Lease other than current monthly rent has been paid more than 30 days in advance and Tenant is not in arrears on any rental payment or other charges;
f. Landlord has no obligation to segregate the security deposit or to pay interest thereon;
g. Landlord is not in default under the Lease and no event has occurred which, with the giving of notice or passage of time, or both, could result in a default by Landlord;
h. Tenant has no existing defenses, offsets, liens, claims or credits against the payment obligations under the Lease;
i. Tenant has not been granted any options or rights to terminate the Lease earlier than the Expiration Date (except as stated in paragraph 1(i));
j. Tenant has not been granted any options or rights of first refusal to purchase the Premises or the Property;
k. Tenant has not received notice of violation of any federal, state, county or municipal laws, regulations, ordinances, orders or directives relating to the use or condition of the Premises or the Property;
1. no hazardous wastes or toxic substances, as defined by all applicable federal, state or local statutes, rules or regulations have been disposed, stored or treated on or about the Premises or the Property by Tenant;
m. Tenant has not received any notice of a prior sale, transfer, assignment, pledge or other hypothecation of the Premises or the Lease or of the rents provided for therein;
n. Tenant has not filed, and is not currently the subject of any filing, voluntary or involuntary, for bankruptcy or reorganization under any applicable bankruptcy or creditors rights laws;
the Lease does not give the Tenant any operating exclusives for the Property;
o. Rent has been paid through ___________, 2004;
p. Tenant agrees to relinquish and waive any rights it may have against Purchaser with respect to reconciliations of common area expenses, taxes, insurance or other charges provided for in the Lease, however denominated, for any period prior to January 1, 2004, and agrees to look solely to the current landlord with respect to any claims in connection therewith.

   This certification is made with the knowledge that Purchaser is about to acquire title to the Property and obtain financing which shall be secured by a deed of trust (or mortgage), security agreement and assignment of rents, leases and contracts upon the property. Tenant acknowledges that Purchaser's interest in the Lease (as landlord) will be assigned to a lender as security for the loan. All rent payments under the Lease shall continue to be paid to landlord in accordance with the terms of the Lease until Tenant is notified otherwise in writing by Buyer's lender or its successors and assigns. In the event that a lender succeeds to landlord's interest under the Lease, Tenant agrees to attorn to the lender at lender's request, so long as the lender agrees that unless Tenant is in default under the Lease, the Lease will remain in full force and effect. Tenant further acknowledges and agrees that Purchaser (including its lender), their respective successors and assigns shall have the right to rely on the information contained in this Certificate. The undersigned is authorized to execute this Tenant Estoppel Certificate on behalf of Tenant.

[TENANT]
By:
Its:
Date:                 , 2003

                                                                          Page 2
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                                   EXHIBIT D-1
                         TO PURCHASE AND SALE AGREEMENT

                         GUARANTOR ESTOPPEL CERTIFICATE

Date: _______________ , 2004

To: ___________

Inland Real Estate Acquisitions, Inc., and
Inland Western Marysville, L.L.C.,
and its lenders, successors and assigns ("Purchaser")
2901 Butterfield Road
Oak Brook, Illinois 60523
Attention: Sharon Anderson-Cox

Re: Guaranty Agreement dated ___________ ("Guaranty of Lease") pertaining to that certain lease dated _______ between ______________________ as Landlord and _________________________________ as Tenant for leased premises known as ____________________________________ (the "Premises") located at the property commonly known as ________________ (the "Property").

1. Guarantor certifies to Lender and Purchaser that: (a) the Guaranty of Lease has been properly executed by Guarantor and is presently in full force and effect without amendment or modification except as noted above; (b) Guarantor has no existing defenses, offsets, liens, claims or credits against the obligations under the Guaranty of Lease.

2. This certification is made with the knowledge that Purchaser is about to acquire title to the Property and a lender is about to provide Landlord with financing which shall be secured by a deed of trust (or mortgage), security agreement and assignment of rents, leases and contracts upon the Property. Guarantor further acknowledges and agrees that Purchaser and its lender and their respective successors and assigns shall have the right to rely on the information contained in this Certificate.

3. The undersigned is authorized to execute this Guarantor Estoppel Certificate on behalf of Guarantor.

                                        [GUARANTOR]

                                        By:
                                           -------------------------------------

                                                                          Page 1
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                                    EXHIBIT E
                         TO PURCHASE AND SALE AGREEMENT

                            TAXPAYER I.D. CERTIFICATE

     In connection with certain Internal Revenue Service reporting requirements imposed upon Seller, Purchaser hereby certifies that listed below is Purchaser's address and taxpayer I.D. number, true and correct as of the Closing Date.

          Address:
                        -------------------------------------------
                        -------------------------------------------

  Taxpayer I.D. No.:
                                 ----------------------------------

     Purchaser hereby consents to Seller's release of the above information in connection with any reporting requirements imposed upon Seller by any governmental authority.

                                -------------------,
                                a
                                  -----------------

                                By:
                                   --------------------------------,
                                  a
                                   --------------------------------,
                                  its
                                      ------------------


                                  By:
                                     ------------------------------
                                      Name:
                                           -------------------------
                                      Title:
                                            ------------------------

                                                                          Page 1
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                                    EXHIBIT F
                         TO PURCHASE AND SALE AGREEMENT

                    ASSIGNMENT OF PURCHASE AND SALE AGREEMENT

     THIS ASSIGNMENT OF PURCHASE AND SALE AGREEMENT ("ASSIGNMENT"), is made as of this ________ day of ____________, 20__, by and between __________________, a
_____________________________ ("SELLER"), ___________________________________, a
___________________________ ("PURCHASER"), and ______________________________, a
_______________________ duly formed and organized under the laws of the State of
_____________________ ("ASSIGNEE") (Seller, Purchaser and Assignee are sometimes referred herein, collectively, as the "PARTIES"). All initially capitalized terms used herein which are not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement (as such term is defined below).

                                    RECITALS

     A. Seller and Purchaser have entered into that certain Purchase and Sale Agreement ("PURCHASE AGREEMENT"), dated as of __________, 20__, for the sale of the property described in the Purchase Agreement ("PROPERTY") and commonly known as "__________________," located in the City of ____________, County of
______________, State of _______ and more particularly described in the Purchase Agreement.

     B. The Parties desire to enter into this Assignment to, among other things, assign the Purchaser's rights and interests in the Purchase Agreement to Assignee and to evidence Assignee's assumption of Purchaser's obligations and liabilities under the Purchase Agreement.

                                   ASSIGNMENT:

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

     1. ASSIGNMENT OF PURCHASE AGREEMENT. Purchaser hereby assigns and transfers to Assignee all of Purchaser's right, title, claim and interest in and to the Purchase Agreement, the Property, and all sums paid or deposited into escrow or to Seller by Purchaser in connection with the Purchase Agreement.

     2. ASSUMPTION. Assignee hereby acknowledges and agrees to all of the terms of the Purchase Agreement and accepts the foregoing assignment and assumes and agrees to perform all obligations of Purchaser under the Purchase Agreement, in accordance with the terms thereof.

     3. NO RELEASE. The assignment and assumption set forth in Paragraphs 1 and 2 hereof shall not release Purchaser from the obligation of Purchaser or Assignee to perform in accordance with the terms of the Purchase Agreement. Purchaser acknowledges that, notwithstanding such assignment and assumption, Purchaser shall remain primarily obligated under the Purchase Agreement and Purchaser and Assignee shall be co-obligors under the Purchase Agreement with joint and several liability for the performance of all obligations of Purchaser set forth thereunder, including, without limitation, the indemnification obligations of Purchaser set forth in the Purchase Agreement.

     4. AMENDMENT TO PURCHASE AGREEMENT. The Purchase Agreement is hereby amended in the following manner:

          (a) The term "PURCHASER" as used in the Purchase Agreement is amended to mean Purchaser and/or Assignee.

          (b) All exhibits to the Purchase Agreement, as so amended, shall be signed and delivered by Seller and Assignee in accordance with the terms of the Purchase Agreement.

     5. REPRESENTATIONS AND WARRANTIES OF ASSIGNEE. Assignee hereby represents and warrants to Seller that each and every representation and warranty made by Purchaser in the Purchase Agreement is true and correct with respect to Assignee as of the date of the Purchase Agreement and the Closing Date (as defined in the Purchase Agreement) and such representations and warranties apply fully to this Assignment and shall survive the Deed (as defined in the Purchase Agreement). In particular, and without any limitation or affect upon the other representations and warranties made by Purchaser and Assignee under the Purchase Agreement, as amended hereunder, Assignee hereby represents and warrants to Seller that neither Assignee, nor any partner, related entity, or affiliate of Assignee is in any way affiliated with Seller, GE Capital Realty Group, Inc., General Electric Capital Corporation, General Electric Company, or any affiliate of General Electric Company, which representation and warranty shall also survive the Closing and the delivery of the Deed (as defined in the Purchase Agreement) to Assignee. Purchaser acknowledges and agrees to be bound by the disclaimer of representations and warranties contained in Article 5 of the Purchase Agreement, which acknowledgment and agreement and disclaimer shall survive the Deed.

     6. RATIFICATION OF AGREEMENTS. Except as expressly amended and modified under this Assignment, the Parties hereby ratify and affirm the terms and provisions of the Purchase Agreement in their entirety.

     7. GOVERNING LAW. This Assignment shall be governed by and construed in accordance with the laws of the State of ______________.

     IN WITNESS WHEREOF, the parties have executed this Assignment as of the day and year first above written.

PURCHASER:                      -------------------,
                                a
                                  -----------------

                                By:
                                   --------------------------------,
                                  a
                                   --------------------------------,
                                  its
                                      ------------------


                                  By:
                                     ------------------------------
                                     Name:
                                          -------------------------
                                     Title:
                                           ------------------------


ASSIGNEE:                       -------------------,
                                a
                                  -----------------

                                By:
                                   --------------------------------,
                                  a
                                   --------------------------------,
                                  its
                                      ------------------


                                  By:
                                     ------------------------------
                                     Name:
                                          -------------------------
                                     Title:
                                           ------------------------


SELLER:                         -------------------,
                                a
                                  -----------------

                                By:
                                   --------------------------------,
                                  a
                                   --------------------------------,
                                  its
                                      ------------------


                                  By:
                                     ------------------------------
                                     Name:
                                          -------------------------
                                     Title:
                                           ------------------------

                                    EXHIBIT G
                         TO PURCHASE AND SALE AGREEMENT

                                NOTICE TO TENANT

                                _________ , 2004

___________________________
Unit No.___________________
___________________________
___________________________

  RE: Sale by ITW MORTGAGE INVESTMENTS III, INC., a Delaware corporation ("LANDLORD") to _______________________________, a ___________________
       ("NEW LANDLORD"), of the land and buildings known as "Safeway Plaza at Marysville"(the "PROPERTY"), Marysville, Snohomish County, Washington

Dear Tenant:

     You are hereby notified that Landlord has sold the Property, of which your leased premises (the "LEASE") is a part, to New Landlord. Accordingly, New Landlord, as the new owner of the Property and now as landlord under the Lease, elects that____________________________ ("TENANT") attorn to Landlord in accordance with the Lease and the Lease is and shall continue in full force and effect for the unexpired portions of the term of the Lease upon all of the terms, covenants, conditions and agreements set forth in the Lease with Landlord.

     Further, you are advised that New Landlord has received and is responsible for Tenant's security deposit in the amount of $______________________.

     The address and telephone number of the New Landlord for any notices and all purposes under the Lease is:

  ____________
  ____________
  ____________
  ____________

      Thank you for your assistance and cooperation during this transition.

LANDLORD:                       ITW MORTGAGE INVESTMENTS III, INC.,
                                a Delaware corporation


                                By: GE CAPITAL REALTY GROUP, INC.,
                                  a Texas corporation,
                                  its attorney-in-fact

                                  By:
                                     ------------------------------
                                     Name:
                                          -------------------------
                                     Title:
                                           ------------------------


NEW LANDLORD:                   --------------------,
                                a
                                  ---------

                                By:
                                   --------------------------------,
                                  a
                                   --------------------------------,
                                  its
                                      ------------------


                                  By:
                                     ------------------------------
                                     Name:
                                          -------------------------
                                     Title:
                                           ------------------------

EXHIBIT H
TO PURCHASE AND SALE AGREEMENT
HOLDBACK ESCROW AGREEMENT

     THIS HOLDBACK ESCROW AGREEMENT (this "AGREEMENT") is entered into by and among ITW MORTGAGE INVESTMENTS III, INC., a Delaware corporation ("SELLER"), ___ ____________________, a ___________________ ("BUYER") and FIRST AMERICAN TITLE
INSURANCE COMPANY ("ESCROW AGENT").
                                    RECITALS:

     A. Seller and Buyer entered into that certain Purchase and Sale Agreement dated as of ____________, 2004 (the "CONTRACT"), pursuant to which Seller agreed to sell to Buyer and Buyer agreed to purchase the real estate and improvements known as "Safeway Plaza at Marysville," located in the City of Marysville, Snohomish County, Washington as more particularly described in the Contract (the "PROPERTY").

     B. Prior to the closing of the transaction contemplated by the Contract (the "CLOSING"), Seller did not execute a lease with Citifinancial ("TENANT") for space at the Property for approximately 1,500 net rentable feet known as Suite _________ (the "PREMISES").

     C. Seller has agreed that PURSUANT to SECTION 4.7 of the Contract, $47,625.00 (the "HOLDBACK") would be held back from the Purchase Price at the Closing and will be held in escrow and disbursed in accordance with the terms set forth herein. The Holdback is comprised of (i) annual base rent of $17.50 per square foot of the Premises over a twelve (12) month period; (ii) annual triple net charges of $4.25 per square foot of the Premises over a twelve (12) month period ((i) and (ii) are herein collectively called the "ESCROWED RENT"); and (iii) $10.00 per square foot of the Premises for tenant improvement costs and leasing commissions associated with executing a new lease with Tenant or any other tenant ("REPLACEMENT TENANT") ((iii) is herein called the "LEASING COSTS").

     D. At Closing, Buyer deposited the portion of the Purchase Price equal to the Holdback with Escrow Agent.

     E. Escrow Agent agrees to act as escrow agent to hold, administer, invest and disburse the Holdback on the terms and conditions herein set forth.

     NOW, THEREFORE, in consideration of the foregoing and in consideration of the mutual covenants of the parties herein contained, and in further consideration of the sum of One Dollar ($1.00), which each of the parties acknowledges is adequate and sufficient, the parties hereto agree as follows:

     1. DEFINITIONS. All capitalized terms used herein, unless otherwise herein defined, shall have the meanings set forth in the Contract.

     2. APPOINTMENT. Buyer and Seller hereby appoint Escrow Agent to serve as such for the purpose set forth herein and Escrow Agent accepts such appointment.

     3. ACKNOWLEDGMENT OF RECEIPT. Escrow Agent hereby acknowledges receipt of the Holdback.

     4. ADMINISTRATION OF HOLDBACK. Escrow Agent hereby agrees to hold and administer the Holdback pursuant to the terms and conditions of this Agreement.

     5. SELLER'S LEASING. From and after Closing until the expiration of this Agreement, Seller shall have the right, but not the obligation, to lease the Premises to Tenant or a Replacement Tenant upon the same or better terms and conditions set forth in this Agreement, or upon terms and conditions otherwise reasonably acceptable to Buyer. If the business terms and conditions of the lease with the Tenant or a Replacement Tenant are the same or better for Buyer than the terms and conditions set forth in this Agreement, or if the terms and conditions of such lease are otherwise reasonably acceptable to Buyer and Seller, and so long as such new lease does not violate any express use restrictions reserved to tenants at the Property existing as of the date of this Agreement, Buyer shall promptly (but in no event later than ten (10) days after receipt of such new lease) execute such new lease.

     6. CONDITIONS PRECEDENT TO DISBURSEMENT OF HOLDBACK. It shall be a condition precedent to disbursement that Buyer provide to Seller and Escrow Agent a draw request on or before the seventh (7th) day of each calendar month during the term of this Agreement, specifying the amount then being drawn from the Holdback. Escrow Agent may, without any further evidence or direction, rely on such draw request and the amounts set forth therein and Escrow Agent may presume that such amounts are consistent with the terms, conditions and agreements of Seller and Buyer set forth herein unless Seller objects to such disbursement within ten (10) business days following Seller's receipt of Buyer's draw request, in which event the terms and conditions set forth in PARAGRAPH 11 below shall control. Unless Seller objects to such disbursement within such ten
(10) business period, the Holdback shall be disbursed by Escrow Agent to Buyer on the eleventh (11th) day after Escrow Agent's receipt of the draw request from Buyer.

     7. DISPOSITION OF HOLDBACK. Commencing on June 7, 2004 and continuing on the seventh (7th) day of each calendar month thereafter during the term of this Agreement, Escrow Agent will disburse to Buyer from the Holdback on the eleventh
(11th) day after Escrow Agent's receipt of the draw request from Buyer as set forth in PARAGRAPH 6 above, an amount equal to one-twelfth (1/12) of the Escrowed Rent (less any base rents, triple net charges and other additional rent and charges [excluding security deposits and prepaid rent] received by Buyer from Tenant or a Replacement Tenant). On June 7, 2005, if this Agreement has not previously terminated, Escrow Agent will disburse to Buyer any remaining funds in the Holdback that are due Buyer under this Agreement and the balance, if any, will be disbursed to Seller. Notwithstanding anything to the contrary contained herein, any draw by Buyer from the Holdback on June 7, 2004 shall be an amount equal to Buyer's pro rata share for the month of June.

     8. LEASING COSTS. In the event Buyer executes a new lease with a replacement tenant before the Holdback is fully disbursed to Buyer, then Buyer may draw upon the remaining portion of the Holdback in the amount of the lesser of (i) $_____________ or (ii) the Leasing Costs payable by the landlord under such new lease in consummating such lease with Tenant or a Replacement Tenant, subject, however to the conditions set forth in PARAGRAPH 6 above.

     9. TERMINATION OF AGREEMENT. This Agreement shall terminate upon the earlier to occur of (i) the full disbursement of the Holdback, or (ii) June 7, 2005, or (iii) the execution by Tenant or a Replacement Tenant of a new lease, or (iv) termination hereof by written agreement of the parties hereto. Notwithstanding anything to the contrary contained herein, in the event Tenant or a Replacement Tenant executes a new lease for the Premises, prior to disbursement to Seller of any funds in the Holdback, Escrow Agent shall first disburse to Buyer out of the Holdback the amount of Leasing Costs required by PARAGRAPH 8 of this Agreement.

     10. INDEMNIFICATION OF ESCROW AGENT. If this Agreement or any matter relating hereto shall become the subject of any litigation or controversy, Buyer and Seller shall, jointly and severally, hold Escrow Agent free and harmless from any loss or expense, including attorneys' fees, that may be suffered by it by reason thereof other than as a result of Escrow Agent's breach of this Agreement, negligence or willful misconduct. In the event conflicting demands are made or notices served upon Escrow Agent with respect to this Agreement, or if there shall be uncertainty as to the meaning or applicability of the terms of this Agreement, Buyer and Seller expressly agree that Escrow Agent shall be entitled to file a suit in interpleader and to obtain an order from the court requiring Buyer and Seller to interplead and litigate their several claims and rights among themselves. Upon the filing of the action in interpleader and the deposit of the Holdback into the registry of the court, Escrow Agent shall be fully released and discharged from any obligations imposed upon it by this Agreement with respect to the amount so deposited with the court.

     11. LIABILITY. Escrow Agent shall not be liable for the sufficiency or correctness as to form, manner, execution or validity of any instrument deposited with it, nor as to the identity, authority or rights of any person executing such instrument. It is agreed that the duties of the Escrow Agent are purely ministerial in nature, and that Escrow Agent's duties hereunder shall be limited to the safekeeping of the Holdback and documents received by it as Escrow Agent, and for their disposition in accordance with the terms of this Agreement. Seller and Buyer hereby release the Escrow Agent from any act done or omitted to be done by Escrow Agent in good faith in the performance of its duties hereunder. The Escrow Agent may seek the advice of independent legal counsel in the event of any dispute or question as to the construction of any of the provisions of this Agreement or its duties hereunder, and it shall incur no liability and shall be fully protected in respect of any action taken or suffered by it in good faith in accordance with the opinion of such counsel.

     12. MAINTENANCE OF CONFIDENTIALITY BY ESCROW AGENT. Except as may otherwise be required by law or by this Agreement, Escrow Agent shall maintain in strict confidence and not disclose to anyone the existence of this Agreement, the Contract, the identity of the parties to the foregoing, the amount of the Purchase Price, the provisions of this Agreement or the Contract or any other information concerning the transactions contemplated hereby or by the Contract, without the prior written consent of Buyer and Seller.

     13. INVESTMENT OF HOLDBACK.

      (a)Escrow Agent shall invest and reinvest the Holdback at the written instruction of Buyer in an interest-bearing FEDERALLY insured account as Buyer shall direct. The investment of the Holdback shall be at the sole risk of Buyer. Buyer shall provide the Escrow Agent with a taxpayer identification number and shall pay all income taxes due by reason of interest accrual on the Holdback and all such interest shall be the sole property of Buyer (regardless of whether any portion of the principal sum of the Holdback is released to Seller strictly in accordance with the terms and conditions of this Agreement) to be held or invested by Escrow Agent as Seller may direct.

      (b)Escrow Agent is not and shall not be responsible for maintaining the value of any investment or providing investment counseling. In addition, Escrow Agent is not to be held responsible for any loss of principal or interest which may be incurred as a result of making the investments or redeeming said investments for the purposes of this Agreement.

      (c)Except as to deposits of funds for which Escrow Agent has received express written direction concerning investment or other handling, the parties hereto agree that the Escrow Agent shall be under no duty to invest or reinvest any deposits at any time held by it hereunder; and further Escrow Agent can commingle such deposits with other deposits or its own funds in accordance with all laws, and may use any part or all such funds for its own benefit without obligation to any part for interest or earnings derived thereby, if any. Nothing herein shall diminish Escrow Agent's obligation to apply the full amount of the Holdback in accordance with the terms of this Agreement.

     14. NOTICES. Any notice required or permitted to be given hereunder shall be deemed to be given when hand delivered or one (1) business day after pickup by Emery Air Freight, Airborne, Federal Express, or similar overnight express service, or by facsimile (only as provided below) in either case addressed to the parties at their respective addresses referenced below:

     If to Seller:       c/o GE Capital Real Estate
                         1901 Main Street, 7th Floor
                         Irvine, California 92614
                         Attention: Mr. Mike Malloy
                         Telephone:                         (949) 477-
                         1566
                         Fax:                               (949) 477-
                         0903
                         Email:
                           Mike.Malloy@gecapital.com

     with a copy to:   Andrews Kurth LLP
                       1717 Main Street, Suite 3700
                       Dallas, Texas 75201
                       Attention:     Andrew L. Campbell, Esq.
                       Telephone:    (214)659-4511
                       Fax:    (214)659-4401
                       Email:  acampbell@andrewskurth.com

     If to Buyer:        Inland Real Estate Acquisitions, Inc.
                         2901 Butterfield Road
                         Oak Brook, IL 60523
                         Attention:                         Mark Youngman
                         Tel:                               (630) 218-8000, Ext.
                         2019
                         Fax:                               (630)218-4935
                         Email:
                           Youngman@inlandgroup.com
     with a copy to:     The Inland Real Estate Group, Inc.
                         2901 Butterfield Road
                         Oak Brook, Illinois 60523
                         Attention: Robin Rash, Esq.
                         Tel:                               (630) 218-8000, Ext.
                         2854
                     Fax:        (630)218-4900
                     Email:      rrash@inlandgroup.com

     If to Escrow
     Agent:              First American Title Insurance Company
                         30 N. LaSalle Street, Suite 310
                         Chicago, Illinois 60602
                         Attention: Steven Zellinger
                         Tel:                               (312) 917-
                         7257
                         Fax:                               (312) 553-
                         0480
                         Email:
                           szellinger@firstarm.com

or in each case to such other address as either party may from time to time designate by giving notice in writing to the other party. Except for facsimile notices between 9:00 a.m. and 5:00 p.m. Dallas time on a business day that are followed up by an overnight courier delivery, telephone and facsimile numbers are for informational purposes only. Effective notice will be deemed given only as provided above. For purposes of this PARAGRAPH 14, the addresses of the parties for all notices are as set forth above (unless changed by similar notice in writing given by the particular person whose address is to be changed).

     13. MISCELLANEOUS.

      (a)This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, representatives, successors and assigns.

      (b)This Agreement shall be construed under and governed by the laws of the State of Washington and, in the event that any provision hereof shall be deemed illegal or unenforceable, said provision shall be severed herefrom and the remainder of this Agreement shall be enforced in accordance with the intent of the parties as herein expressed.

      (c)This Agreement may not be amended or altered except by an instrument in writing executed by all the parties hereto.

      (d)Any fee charged by Escrow Agent this escrow shall be paid by Buyer in its entirety and Seller shall have no liability or responsibility therefor.

      (e)Escrow Agent may resign at any time without designation of cause and without liability, by providing, notice to Buyer and Seller. In such event, Escrow Agent shall hold the Holdback and deliver the same only upon the joint written instructions from Buyer and Seller, and

Buyer and Seller agree to appoint a new escrow agent within thirty (30) days from the date Escrow Agent resigns.

      (f)Buyer may not, without Seller's and Escrow Agent's prior consent, assign this Agreement and its rights and obligations hereunder to any entity or individual or other legal person.

      (g)This Agreement may be executed in multiple counterparts and by the parties on separate counterparts, each of which shall be deemed to be an original and all of which shall together constitute one and the same agreement. The parties may execute and deliver this Agreement by forwarding signed facsimile copies of this Agreement. Such facsimile signatures shall have the same binding effect as original signatures, and the parties hereby waive any defense to validity based on any such copies or signatures.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of __________ day of _________, 2004. In the event of a conflict between the terms hereof and the terms of the Contract, the Contract shall govern.


SELLER                          ITW MORTGAGE INVESTMENTS III, INC.,
                                a Delaware corporation


                                By: GE CAPITAL REALTY GROUP, INC.,
                                  a Texas corporation,
                                  its attorney-in-fact


                                  By:
                                     ------------------------------
                                     Name:
                                          -------------------------
                                     Title:
                                           ------------------------

PURCHASER:                      --------------------,
                                a
                                  --

                                By:
                                   --------------------------------,
                                  a
                                   --------------------------------,
                                  its
                                      ------------------


                                  By:
                                     ---------------------------
                                  Name:
                                       -------------------------
                                  Title:
                                        ------------------------

TITLE COMPANY:                    FIRST AMERICAN TITLE INSURANCE
                                  COMPANY


                                  By:
                                     ------------------------------
                                     Name:
                                          -------------------------
                                     Title:
                                           ------------------------

EXHIBIT H
TO PURCHASE AND SALE AGREEMENT
LEASING PARAMETERS


1. SUITE 1246-E (AVAILABLE): 1,500 SF, $16 psf/yr. for rent, $5 psf for tenant improvements and $5 psf for leasing commissions.

2. SUITE 1262-D (AVAILABLE): 1,300 SF, $18 psf/yr. for rent, $5 psf for tenant improvements and $5 psf for leasing commissions.

3. SUITE 1262-J (SUBS 'N MORE - CURRENTLY MONTH TO MONTH): 1,000 SF, $20 psf/yr. for rent, $10 psf for tenant improvements and $5 psf for leasing commissions.

                                                                          Page 1